     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1996


                                                       REGISTRATION NOS. 2-96030
                                                                        811-4746
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                 /X/
      POST-EFFECTIVE AMENDMENT NO. 17                                  /X/

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         /X/
      AMENDMENT NO. 21                                                 /X/


                  VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 ONE PARKVIEW PLAZA, OAKBROOK TERRACE, IL 60181

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (708) 684-6000



                             RONALD A. NYBERG, ESQ.

            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICES)

                             ---------------------

                                   COPIES TO:


                             WAYNE W. WHALEN, ESQ.


                              THOMAS A. HALE, ESQ.


                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM


                             333 WEST WACKER DRIVE


                            CHICAGO, ILLINOIS 60606


                                 (312) 407-0700


Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                             ---------------------

It is proposed that this filing will become effective:

     /X/  immediately upon filing pursuant to paragraph (b)


     / /  on (date) pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(i)
     / /  on (date) pursuant to paragraph (a)(i)
     / /  75 days after filing pursuant to paragraph (a)(ii)
     / /  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                       DECLARATION PURSUANT TO RULE 24F-2



REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24F-2 FOR ITS FISCAL YEAR ENDING NOVEMBER 30, 1996 ON OR ABOUT JANUARY 29, 1997.


================================================================================

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND


                             CROSS REFERENCE SHEET

FORM N-1A ITEM                                     CAPTION
-------------------------------------------------  -------------------------------------------
PART A                                             LOCATION IN PROSPECTUS
-------------------------------------------------  -------------------------------------------
  1.  Cover Page.................................  Cover Page
  2.  Synopsis...................................  Shareholder Transaction Expenses; Annual Fund
                                                     Operating Expenses and Example;
                                                     Prospectus Summary
  3.  Condensed Financial Information............  Financial Highlights
  4.  General Description of Registrant..........  The Fund; Investment Objective and
                                                   Policies; Municipal Securities; Investment
                                                     Practices; Description of Shares of the
                                                     Fund
  5.  Management of the Fund.....................  The Fund; Investment Practices; Investment
                                                     Advisory Services; Inside Back Cover
  6.  Capital Stock and Other Securities.........  Alternative Sales Arrangements; Shareholder
                                                     Services; Distribution Plans; Redemption
                                                     of Shares; Distributions from the Fund;
                                                     Tax Status; Description of Shares of the
                                                     Fund; Inside Back Cover; The Fund
  7.  Purchase of Securities Being Offered.......  Purchase of Shares; Alternative Sales
                                                     Arrangements; Shareholder Services;
                                                     Distribution Plans
  8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
  9.  Legal Proceedings..........................  Inapplicable

PART B                                             STATEMENT OF ADDITIONAL INFORMATION
                                                   -------------------------------------------
 10.  Cover Page.................................  Cover Page
 11.  Table of Contents..........................  Table of Contents
 12.  General Information and History............  General Information
 13.  Investment Objectives and Policies.........  Municipal Securities; Investment
                                                   Restrictions
 14.  Management of the Fund.....................  General Information; Investment Advisory
                                                     Agreement; Trustees and Officers
 15.  Control Persons and Principal Holders of
        Securities...............................  Trustees and Officers; General Information;
                                                     Investment Advisory Agreement
 16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                     Distribution Plans; Transfer Agent;
                                                     Portfolio Transactions and Brokerage;
                                                     Other Information
 17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
 18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
 19.  Purchase, Redemption and Pricing of
        Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                   and Redemption of Shares; Exchange
                                                     Privilege; Check Writing Privilege
 20.  Tax Status.................................  Federal Tax Information
 21.  Underwriters...............................  Distributor
 22.  Calculation of Performance Data............  Fund Performance
 23.  Financial Statements.......................  Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL

                           HIGH YIELD MUNICIPAL FUND

--------------------------------------------------------------------------------


    Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of the Van Kampen American Capital Tax-Exempt Trust (the "Trust"), an open-end management investment company. The Fund invests principally in medium to lower rated tax-exempt debt securities. LOWER RATED SECURITIES ARE REGARDED BY THE RATING AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS. The Fund is designed for investors willing to assume additional risk in return for above average income. Investors should assess carefully the risks associated with an investment in the Fund. There is no assurance that the Fund will achieve its investment objective.



    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is
(800) 421-5666.


                          ---------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          ---------------------------


    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



    A Statement of Additional Information, dated March 29, 1996, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 772-8889.


                               ------------------

                         VAN KAMPEN AMERICAN CAPITAL (SM)

                               ------------------


                    THIS PROSPECTUS IS DATED MARCH 29, 1996.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    6
Annual Fund Operating Expenses and Example.......................    7
Financial Highlights.............................................    9
The Fund.........................................................   11
Investment Objective and Policies................................   11
Municipal Securities.............................................   16
Investment Practices.............................................   17
Investment Advisory Services.....................................   22
Alternative Sales Arrangements...................................   24
Purchase of Shares...............................................   27
Shareholder Services.............................................   36
Redemption of Shares.............................................   41
Distribution Plans...............................................   44
Distributions from the Fund......................................   46
Tax Status.......................................................   47
Fund Performance.................................................   49
Description of Shares of the Fund................................   51
Additional Information...........................................   52



  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of Van Kampen American Capital Tax-Exempt Trust, an open-end management investment company organized as a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. As high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. There is, however, no assurance that the Fund will be successful in achieving its objective. See "Investment Objective and Policies."



INVESTMENT POLICY. Under normal market conditions, the Fund invests at least 80% of its net assets in obligations issued by states, territories or possessions of the United States and the District of Columbia and their political subdivisions, the interest from which is exempt from federal income tax ("Municipal Securities"). The Fund may acquire stand-by commitments. See "Investment Practices -- Stand-By Commitments." The Fund may seek to hedge investments through transactions in futures contracts and related options. Any net gains from futures and options transactions are subject to federal income tax. See "Investment Practices -- Futures Contracts and Related Options."



The Fund invests principally in medium to lower rated Municipal Securities. See "Risk Factors" below.



INVESTMENT RESULTS. The investment results of the Fund since its inception are shown in the table of "Financial Highlights."



ALTERNATIVE SALES ARRANGEMENTS. The Fund offers 3 classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."



  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution Plans."



  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 4.00% of redemption proceeds on redemptions made within the first year after purchase, and such charge declines each year thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution Plans." Class B shares will convert automatically to Class A shares 6 years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales
Arrangements -- Conversion Feature."



  Class C Shares. Class C shares are offered at net asset value per share and are subject to a contingent deferred sales charge of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution Plans." Class C shares will convert automatically to Class A shares 10 years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser. Van Kampen American Capital Advisors, Inc. (the "Subadviser") provides advisory services to the Adviser. The Adviser and the Subadviser are sometimes referred to as the "Advisers."



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") is the distributor of the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are declared on each business day and distributed monthly. Such distributions are automatically reinvested, without sales charge, in additional shares at the next determined net asset value per share. Payment in cash may be requested. Shares begin accruing dividends on the day on which payment for the shares is received by the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital, Inc. See "Distributions from the Fund."


RISK FACTORS. Generally, Municipal Securities with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates ("market risk") than are Municipal Securities with shorter maturities and lower yields. Lower rated Municipal Securities generally provide a higher yield than higher rated Municipal Securities of similar maturity but are subject to greater market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations ("financial risk"). Use of futures, options on futures, and other instruments involves certain risks. See "Investment Practices -- Repurchase Agreements, Stand-By Commitments, and Futures Contracts and Related Options." The Fund may experience high portfolio turnover which involves higher transaction costs and may result in short-term gains taxable as ordinary income. See "Investment Practices -- Portfolio Turnover."



  The lower rated Municipal Securities in which the Fund invests are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower rated Municipal Securities (commonly referred to as junk bonds) involves greater investment risk, achievement of the Fund's investment objectives may be more dependent on the Advisers' credit analysis than would be the case if the Fund were investing in higher rated Municipal Securities. Lower rated Municipal Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade Municipal Securities and thus be subject to higher risk. A projection of an economic downturn, for example, could cause a decline in lower rated Municipal Securities prices because the advent of a recession could lessen the ability of the issuer to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated Municipal Securities may be less liquid than the market for higher grade Municipal Securities. The market prices of all Municipal Securities generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term rates rise and to increase as long-term interest rates fall.


    The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------


                                  CLASS A        CLASS B         CLASS C
                                  SHARES         SHARES          SHARES
                                 ---------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............   4.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price or
  redemption proceeds)..........    None(2)   Year 1--4.00%   Year 1--1.00%
                                              Year 2--4.00%    After--None
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None          None            None
Exchange fee....................    None          None            None


------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                         CLASS A      CLASS B      CLASS C
                                         SHARES       SHARES       SHARES
                                        ---------    ---------    ---------
Management Fees (as a percentage of
  average daily net assets)...........    0.56%        0.56%        0.56%
12b-1 Fees (as a percentage of average
  daily net assets)(1)................    0.25%        1.00%(2)     1.00%(2)
Other Expenses (as a percentage of
  average daily net assets)...........    0.17%        0.17%        0.16%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets).............................    0.98%        1.73%        1.72%


------------------------------------------------------------------------------

(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution Plans."



(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

                                           ONE     THREE     FIVE     TEN
EXAMPLE:                                   YEAR    YEARS    YEARS    YEARS
                                          ------   ------   ------   ------
You would pay the following expenses on
  a $1,000 investment assuming (i) an
  operating expense ratio of 0.98% for
  Class A shares, 1.73% for Class B
  shares and 1.72% for Class C shares,
  (ii) a 5.00% annual return and (iii)
  redemption at the end of each time
  period:
    Class A.............................    $57      $77     $ 99     $162
    Class B.............................    $59      $88     $111     $166*
    Class C.............................    $28      $54     $ 93     $203
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A.............................    $57      $77     $ 99     $162
    Class B.............................    $18      $54     $ 94     $166*
    Class C.............................    $17      $54     $ 93     $203


------------------------------------------------------------------------------


* Based on conversion to Class A shares after 6 years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the Securities and Exchange Commission (the "SEC") to utilize a 5.00% annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS   (Selected data for a share of beneficial interest
outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------


  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                       CLASS A
                   --------------------------------------------------------------------------------------------------   JANUARY 2,
                                               YEAR ENDED NOVEMBER 30                                                1986(2) THROUGH
                   --------------------------------------------------------------------------------------------------  NOVEMBER 30,
                        1995       1994      1993        1992       1991       1990       1989        1988       1987      1986
                   -----------   --------  --------    --------   --------   ---------  --------   -----------  -----   -----------
PER
  SHARE
  OPERATING
  PERFORMANCE
Net
  asset
  value,
  beginning
  of
  period.......       $10.44     $11.19    $10.95      $10.78     $10.72     $10.91     $10.72      $10.85      $12.08    $11.91
                   -----------   --------  --------    --------   --------   ---------  --------   -----------  --------  ---------

INCOME
  FROM
  INVESTMENT
  OPERATIONS
  Investment
   income......          .85        .87       .931        .93        .885      1.005      1.03        1.05        1.0754    1.0014
  Expenses.....         (.11)      (.11)     (.1178)     (.115)     (.115)     (.105)     (.09)       (.09)       (.0903)   (.0615)
                   -----------   --------  --------    --------   --------   ---------  --------   -----------  --------  ---------
Net
  investment
  income.......          .74        .76       .8132       .815       .77        .90        .94         .96         .9851     .9399
Net
  realized
  and
  unrealized
  gain
  (loss)
  on
  securities...          .7475     (.744)     .2303       .195       .13       (.23)       .1418      (.105)     (1.2751)    .1735
                   -----------   --------  --------    --------   --------   ---------  --------   -----------  --------  ---------
Total
  from
  investment
  operations...         1.4875      .016     1.0435      1.01        .90        .67       1.0818       .855       (.29)     1.1134
                   -----------   --------  --------    --------   --------   ---------  --------   -----------  --------  ---------
DISTRIBUTIONS
  FROM NET
  INVESTMENT
  INCOME.......         (.7475)    (.766)    (.8035)     (.84)      (.84)      (.86)      (.8918)     (.985)      (.94)     (.9434)
                   -----------   --------  --------    --------   --------   ---------  --------   -----------  --------  ---------
Net asset
  value,
  end of
  period.......         $11.18    $10.44     $11.19    $10.95     $10.78     $10.72       $10.91     $10.72     $10.85      $12.08
                   ===========   ========  ========    ========   ========   =========  ========   ===========  ========  =========
TOTAL
  RETURN(3)....          14.65%      .10%      9.65%     9.77%      8.73%      6.43%       10.39%      8.12%     (2.51%)      9.64%
RATIOS/
  SUPPLEMENTAL
  DATA
Net
  assets,
  end of
  period
  (millions)...         $516.3     $411.1    $408.0      $309.5     $225.3     $222.3     $233.3      $206.3      $157.0    $152.2
Ratios
  to
  average
  net
  assets
  (annualized)
  Expenses.....          .98%      1.02%     1.03%       1.07%      1.06%       .97%       .85%        .85%        .78%      .55%
  Expenses,
   without
   waiver......          .98%        --        --          --         --       1.06%      1.04%       1.07%       1.05%     1.02%
  Net
   investment
   income......         6.81%      6.98%     7.13%       7.45%      7.20%      8.34%      8.86%       8.84%       8.55%     8.39%
  Net
   investment
   income,
   without
   waiver......         6.81%        --        --          --         --       8.27%      8.65%       8.62%       8.28%     7.92%
Portfolio
  turnover
  rate.........          .26%       .33%      .27%        .24%       .20%       .29%       .19%        .36%        137%      .32%


                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                 CLASS B                                        CLASS C
                                      --------------------------------------------------------------  ---------------------------
                                                                                        JULY 20,                   DECEMBER 10,
                                                 YEAR ENDED NOVEMBER 30              1992(2) THROUGH              1993(2) THROUGH
                                      ---------------------------------------------   NOVEMBER 30,                 NOVEMBER 30,
                                         1995          1994             1993(1)          1992(1)         1995         1994(1)
                                      -----------   -----------     ---------------  ---------------  ----------  ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period.............................     $10.43        $11.18            $10.96           $11.08        $10.42         $11.29
                                      -----------   -----------     ---------------  ---------------  ----------  ---------------
INCOME FROM INVESTMENT OPERATIONS
  Investment income.................        .85           .87               .8905            .35           .85            .81
  Expenses..........................       (.19)         (.19)             (.1986)          (.08)         (.19)          (.18)
                                      -----------   -----------     ---------------  ---------------  ----------  ---------------
Net investment income...............        .66           .68               .6919            .27           .66            .63
Net realized and unrealized gain
 (loss) on
 securities.........................        .7535        (.748)             .2476           (.1122)        .7535         (.8363)
                                      -----------   -----------     ---------------  ---------------  ----------  ---------------
Total from investment operations....       1.4135        (.068)             .9395            .1578        1.4135         (.2063)
                                      -----------   -----------     ---------------  ---------------  ----------  ---------------
DISTRIBUTIONS FROM NET INVESTMENT
 INCOME.............................      (.6635)        (.682)            (.7195)          (.2778)      (.6635)         (.6637)
                                      -----------   -----------     ---------------  ---------------  ----------  ---------------
Net asset value, end of period......     $11.18        $10.43            $11.18           $10.96        $11.17         $10.42
                                      ==========    ==========      ===============  ===============  =========   ===============
TOTAL RETURN(3).....................      13.89%         (.76%)            8.84%            1.45%        13.79%         (1.80%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (millions).........................    $233.9        $159.3          $  104.8         $   21.0         $31.1        $  15.3
Ratios to average net assets
  (annualized)
  Expenses..........................       1.73%         1.77%             1.77%            1.71%         1.72%          1.75%
  Expenses, without waiver..........       1.73%        --                --               --             1.72%         --
  Net investment income.............       6.03%         6.19%             6.15%            5.88%         5.98%          6.07%
  Net investment income, without
    waiver..........................       6.03%        --                --               --             5.98%         --
Portfolio turnover rate.............        .26%          .33%              .27%             .24%          .26%           .33%


------------------------------

(1) Based on average month-end shares outstanding.

(2) Commencement of offering of sales.


(3) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales charges.

------------------------------------------------------------------------------

THE FUND

------------------------------------------------------------------------------


  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals. The Fund is a diversified series of the Trust.



  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

------------------------------------------------------------------------------


  The Fund's investment objective is providing as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. However, there can be no assurance that the objective of the Fund will be achieved.


  Among the various types of Municipal Securities are general obligation bonds, revenue or special obligation bonds, industrial development bonds, pollution control bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. General obligations are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenues of a project or facility -- tolls from a toll-bridge, for example. Industrial development revenue obligations are a specific type of revenue obligation backed by the credit and security of a private user. Variable rate demand notes are described under "Investment Practices -- Variable Rate Demand Notes."


  The Fund maintains at least 80% of its net assets invested in Municipal Securities except as a temporary defensive measure during periods of adverse market conditions. This is a fundamental policy and may not be changed without the approval of at least a majority vote of the outstanding shares of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund does not invest in any securities except Municipal Securities and Temporary Investments as defined below, except that the Fund may seek to hedge against changes in interest rates through transactions in listed futures contracts related to U.S. Government securities or based upon the Bond Buyers Municipal Bond Index and options thereon. See "Investment
Practices -- Futures Contracts and Related Options."

  On a temporary basis, to provide cash reserves or pending investment in Municipal Securities, the Fund may invest up to 20% of its net assets in taxable securities of at least comparable quality to the Municipal Securities in which the Fund invests ("Temporary Investments"). The Fund also may invest temporarily a greater proportion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Adviser(s), market conditions warrant. Temporary Investments include but are not limited to securities issued or guaranteed by the United States Government, its agencies or instrumentalities; corporate bonds and debentures; certificates of deposit and bankers' acceptances of domestic banks with assets of $500 million or more and having deposits insured by the Federal Deposit Insurance Corporation; commercial paper and repurchase agreements.



  The Fund may invest up to 10% of its net assets in illiquid securities which include Municipal Securities issued in limited placements under which the Fund represents that it is purchasing for investment purposes only, repurchase agreements maturing in more than 7 days and other securities subject to legal or contractual restrictions on resale. Municipal Securities acquired in limited placements generally may be resold only in a privately negotiated transaction to one or more other institutional investors. Such limitation could result in the Fund's inability to realize a favorable price upon disposition, and in some cases might make disposition of such securities at the time desired by the Fund impossible. The 10% limitation applies at the time the purchase commitments are made. See "Investment Practices -- Repurchase Agreements."



  Generally Municipal Securities with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than Municipal Securities with shorter maturities and lower yields. In general, market prices of Municipal Securities vary inversely with interest rates. Lower rated Municipal Securities generally provide a higher yield than higher rated Municipal Securities of similar maturity but are subject to greater market and financial risk. The Funds may purchase short-term or long-term Municipal Securities (with remaining maturities of up to 30 years or more). There is no limitation on the average maturity of the Municipal Securities in the Fund, and such average maturity is likely to change from time to time based on the view of market conditions held by the Adviser(s). At November 30, 1995, the Fund's average maturity was 20 years. Municipal Securities ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") are described in the Statement of Additional Information. See also "Municipal Securities" herein.



  The Fund invests, under normal market conditions, at least 75% of its net assets in medium to lower rated high yielding Municipal Securities which are subject to high risk as described below. Because an investment in the Fund entails relatively greater risks, it may not be an appropriate investment for all investors.

  The investment policies of the Fund are not governed by specific rating categories. The Advisers generally seek medium and lower rated Municipal Securities (commonly referred to as junk bonds) for the Fund. Generally, the Fund invests at least 75% of its assets in Municipal Securities rated, at the time of purchase, in the following quality grades as determined by either Moody's (Baa or lower for bonds, and MIG 3 or VMIG 3 or lower for notes) or by S&P (BBB or lower for bonds and SP-2 or lower for notes), or non-rated Municipal Securities considered by the Advisers to be of comparable quality. Lower rated obligations generally are more speculative with respect to the capacity of the issuer to make interest and principal payments. For example, Municipal Securities rated BB by S&P or Ba by Moody's or lower are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Municipal Securities rated CC by S&P or Ca by Moody's are considered speculative in a high degree. The Fund does not purchase obligations which are in default or rated C (lowest grade by Moody's) or rated C or D by S&P or non-rated bonds, notes and other obligations considered by the Advisers to be of comparable quality, although the Fund may retain obligations assigned such ratings after a purchase is made. The Fund may also invest under normal market conditions up to 20% of its assets in Municipal Securities rated A, SP-1 or higher by S&P or A, MIG 2, VMIG 2 or higher by Moody's, and in tax-exempt commercial paper rated Prime-3 or higher by Moody's or A-3 or higher by S&P.


  While the Fund normally will invest at least 75% of its assets in medium and lower rated Municipal Securities, it may invest in higher rated issues, particularly when the difference in returns between quality classifications is very narrow or when the Advisers expect interest rates to increase. These investments may lessen the decline in net asset value but may also affect the amount of current income, since high rated yields are usually lower than medium rated yields.


  While the Fund may invest in both general obligations and revenue obligations, a substantial portion of the Fund generally is invested in revenue obligations, which may include public utility, housing, industrial development, pollution control, hospital and health care issues. The Fund's ability to achieve its objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest.

  During the fiscal year ended November 30, 1995, the percentage of the Fund's assets invested in Municipal Securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the nonrated debt securities, determined on a dollar weighted average, were as follows:

------------------------------------------------------------------------------


     AAA/Aaa..............................................    2.08%
     AA/Aa................................................    2.85%
     A/A..................................................    2.36%
     BBB/Baa..............................................   15.03%
     BB/Ba................................................    5.75%
     B....................................................    0.34%
     CCC/Caa..............................................    0.18%
     CC/Ca................................................    0.04%
    *Nonrated.............................................   69.59%
     Other Net Assets.....................................    1.78%
                                                            -------
             Total Net Assets.............................     100%


------------------------------------------------------------------------------

    * The nonrated debt securities as a percentage of total net assets were considered by the Advisers to be comparable to securities rated by Moody's as follows: Aaa--1.14%, A--0.53%, Baa--33.03%, Ba--28.81%,
      B--5.52%, Caa--0.14%, Ca--0.06%, C--0.25% and D--0.13%.


  RISK FACTORS OF INVESTING IN LOWER RATED MUNICIPAL SECURITIES. The market for lower rated Municipal Securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated Municipal Securities in the Fund, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund may be considered more speculative than investment in shares of a fund which invests primarily in higher rated Municipal Securities.

  Prices of lower rated Municipal Securities may be more sensitive to adverse economic changes or individual issuer developments than higher rated investments. Municipal Securities with longer maturities, which may have higher yields, may increase or decrease in value more than Municipal Securities with shorter maturities. Market prices of lower rated Municipal Securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. When deemed appropriate and in the best interests of shareholders, the Fund may incur additional expenses to seek recovery on a Municipal Security on which the issuer has defaulted and to pursue litigation to protect its interests as a debtholder.

  Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated Municipal Securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated Municipal Securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of Municipal Securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Trustees believe accurately reflects fair value. See "Purchase of Shares -- General" herein and "Determination of Net Asset Value" in the Statement of Additional Information. Judgment plays a greater role in valuing lower rated Municipal Securities than with respect to securities for which more external sources of quotations and last sale information are available.


  Special tax considerations are associated with investing in lower rated Municipal Securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of portfolio securities to satisfy cash distribution requirements for shareholders who do not reinvest dividends.

  While credit ratings are only one factor the Advisers rely on in evaluating lower rated Municipal Securities, certain risks are associated with using credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Advisers continuously monitor the issuers of lower rated Municipal Securities in its portfolio in an attempt to determine if the issuers will have a sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objective may be more dependent upon the Advisers' credit analysis than is the case for higher quality Municipal Securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been changed.

  Investors should consider carefully the additional risks associated with investment in Municipal Securities which carry lower ratings.

------------------------------------------------------------------------------

MUNICIPAL SECURITIES
------------------------------------------------------------------------------

  Municipal Securities include debt obligations of a state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of Municipal Securities are issued to obtain funding for privately operated facilities.


  Many new issues of Municipal Securities are sold on a "when-issued" basis. While the Fund has ownership rights to such Municipal Securities, the Fund does not have to pay for them until they are delivered, normally 15 to 45 days later. To meet that payment obligation, the Fund sets aside with the Custodian sufficient cash or liquid securities equal to the amount that will be due. See "Investment Practices -- Delayed Delivery and When-Issued Securities."


  The yields of Municipal Securities depend on, among other things, general money market conditions, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the Municipal Securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. A description of the ratings is included in the Statement of Additional Information.


  The Fund considers investments in tax-exempt Municipal Securities not to be subject to concentration policies and may invest a relatively high percentage of the assets of the Fund in Municipal Securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects such as hospitals, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's per share net asset value also increases. The Fund may invest more than 25% of its total assets in Municipal Securities with similar characteristics, such as industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds, or hospital bonds. The Trust may not, however, invest more than 25% of its total assets of the Fund in industrial development revenue bonds, including pollution control bonds, issued for companies in the same industry. See restriction 5 under "Investment Practices -- Investment Restrictions." Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.



  The Fund has no fundamental policy limiting its investments in securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in securities whose issuers are located in the same state.



  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It may be expected that similar proposals may be introduced in the future. If any such proposal were to be enacted, the ability of the Fund to pay "exempt-interest" dividends may be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will not invest in repurchase agreements maturing in more than 7 days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of its net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



  VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest either at any time or at specified intervals not exceeding one year and in either case upon no more than 7 days' notice. The interest rates are adjustable at intervals ranging from daily ("floating rate") to up to one year to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.



  Investments by the Fund in VRDNs may also be made in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed 7 days. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation and issuing the repurchase commitment.



  STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a bank or dealer from which Municipal Securities are acquired agrees to purchase from the Fund, at the Fund's option, the Municipal Securities at a specified price. Such commitments are sometimes called "liquidity puts."



  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments generally can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than one year, and are exercisable by the Fund at any time before the maturity of such obligations.

  The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment generally is not transferable by the Fund, although the Fund can sell the underlying Municipal Securities to a third party at any time.


  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund will not exceed one half of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund intends to enter into stand-by commitments only with banks and dealers which, in the Adviser's opinion, present minimal credit risks.



  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying Municipal Securities which would continue to be valued in accordance with the method of valuation employed for the Fund in which they are held. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its costs would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.



  DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. Municipal Securities may at times be purchased or sold on a delayed delivery or a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the Fund enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. The Fund maintains a separate account at its custodian bank consisting of cash or liquid high grade debt obligations (valued on a daily basis) equal at all times to the amount of any when-issued commitment.



  FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may engage in transactions in listed futures contracts and related options. Such transactions may be in listed futures contracts based upon The Bond Buyer Municipal Bond Index (the "In-dex"), a price weighted measure of the market value of 40 large sized, recent issues of tax-exempt bonds or in listed contracts based on U.S. Government securities.

  Futures contracts and options thereon may be used for defensive hedging or anticipatory hedging purposes, depending upon the composition of the Fund and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for discussion of futures contracts and related options.


  Potential Risks of Futures Contracts and Related Options. The purchase and sale of futures contracts and related options involve risks different from those involved with direct investments in underlying securities. While utilization of futures contracts and related options may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts thereon by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contract or option (less any related margin deposits) will be maintained in a segregated account with the Custodian.



  PORTFOLIO TURNOVER. The Fund may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with its objective of seeking tax-exempt interest income. The Fund may engage in short-term trading if the anticipated benefits are expected by the Adviser to exceed the transaction costs. The annual turnover rate for the Fund is expected to vary from year to year depending on market conditions. A 100% turnover rate would occur, for example, if all the securities in the Fund were replaced in a period of one year. Municipal Securities with remaining maturities of less than one year are excluded in the computation of the portfolio turnover rate. Higher portfolio turnover involves higher transaction costs and may result in realization of short-term capital gains if securities are held for one year or less. Such gains are taxable to shareholders as ordinary income except to the extent such gains are offset by any capital losses. Portfolio turnover is not a limiting factor in making portfolio decisions, except as limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. See "Federal Tax Information" in the Statement of Additional Information.



  PORTFOLIO TRANSACTIONS AND BROKERAGE. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund. The Municipal Securities and other obligations in which the Fund invests are traded primarily in the over-the-counter market. Such securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the prices of the securities usually include a profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. It is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Brokerage commissions are paid on transactions in futures contracts and options thereon. The Adviser is authorized to place portfolio transactions with broker-dealers participating in the distribution of shares of the Fund and other Van Kampen American Capital funds if they reasonably believe that the quality of the execution and any commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide them with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided.



  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without approval by a majority vote (as defined in the 1940 Act) of the outstanding shares of the Fund. These restrictions provide, among other things, that the Fund may not:


  1. Invest in securities other than Municipal Securities, Temporary Investments (as defined herein), stand-by commitments, futures contracts described in the next paragraph, and options on such contracts;


  2. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, Municipal Securities or to an index of Municipal Securities;



  3. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the United States Government or any agency or instrumentality thereof);



  4. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings; or

  5. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be Municipal Securities.

  Each state and each political subdivision, agency or instrumentality of such state, and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus. The non-government user of facilities financed by industrial development or pollution control bonds is also considered as a separate issuer. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the Distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.



  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by the Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 13% of the common stock of VK/AC Holding, Inc. Presently and after giving effect to the exercise of such options, no officer or trustee of the Trust owns or would own 5% or more of the common stock of VK/AC Holding, Inc.



  ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund as follows:



                   AVERAGE DAILY NET
                         ASSETS                        % PER ANNUM
    ------------------------------------------------  -------------
    First $300 million..............................  0.60 of 1.00%
    Next $300 million...............................  0.55 of 1.00%
    Over $600 million...............................  0.50 of 1.00%



  Under the Advisory Agreement, the Fund also reimburses the Adviser for the costs of the Fund's accounting services, which include maintaining its financial books and records and calculating the daily net asset value of the Fund. Operating expenses paid by the Fund include shareholder service agency fees, distribution fees, service fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fees and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.



  The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory function with respect to the Fund. Pursuant to the Subadvisory Agreement, the Subadviser receives a monthly fee computed on average daily net assets of the Fund as follows:



                   AVERAGE DAILY NET
                         ASSETS                        % PER ANNUM
    ------------------------------------------------  -------------
    First $20 million...............................  0.40 of 1.00%
    Next $30 million................................  0.25 of 1.00%
    Over $50 million................................  0.15 of 1.00%



  From time to time, as the Adviser and/or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Trust's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.


  PERSONAL INVESTMENT POLICIES. The Fund and the Advisers have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Advisers and its employees. The Codes permit directors/trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



  PORTFOLIO MANAGEMENT. Mr. Wayne D. Godlin has been primarily responsible for the day-to-day management of the Fund's investment portfolio since March 1990. Mr. Godlin has been Vice President of the Adviser since March 1990 and has been Vice President of Van Kampen American Capital Investment Advisory Corp. since June 1995. Mr. Godlin has been Vice President of the Subadviser since September 1993. He was previously a securities analyst and portfolio manager with the Adviser.


------------------------------------------------------------------------------

ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permits an investor to choose the method of purchasing shares of each Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.


  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares of each Fund are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."



  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if they are redeemed within 5 years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares of each Fund will automatically convert to Class A shares 6 years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class B shares.



  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares will automatically convert to Class A shares 10 years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.



  CONVERSION FEATURE. Class B shares and Class C shares of each Fund will automatically convert to Class A shares 6 or 10 years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares of each Fund that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares as the case may be, from the burden of the ongoing distribution fee.



  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A shares.


  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Trust's dividends or distributions constituting "preferential dividends" under the Internal Revenue

Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending 6 or 10 years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.



  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges, as described herein under "Purchase of Shares -- Class A Shares." It is presently the policy of the Distributor not to accept any order in an amount of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.



  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five-year or one-year period, respectively, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for 10 years or more, the relative value upon liquidation of the 3 classes tends to favor Class A shares or Class B shares, rather than Class C shares.


  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services -- Shareholder Services Applicable to Class A Shareholders Only -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.


  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within 5 years or 1 year, respectively, or purchase. Sales personnel of broker-dealers distributing each Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES OF EACH FUND ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. SEE "DISTRIBUTION PLANS."



  GENERAL. Dividends paid by each Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of each Fund may be exchanged, subject to certain limitations, for shares of the same class of other mutual funds distributed by the Distributor. See "Shareholder
Services -- Exchange Privilege."



------------------------------------------------------------------------------

PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL


  The Fund offers 3 classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for shares involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



  Shares may be purchased on any business day through authorized dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital ("ACCESS"). When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.



  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is computed as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The Fund's investments are valued by an independent pricing service.



  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service fee is paid which relate to a specific class, and (iii) Class B shares and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services." The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.


  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediaries at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


CLASS A SHARES


  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.


SALES CHARGE TABLE


                                                              REALLOWED TO
                                                               DEALERS (AS
                                    AS % OF       AS % OF          A %
            SIZE OF                OFFERING     NET AMOUNT     OF OFFERING
           INVESTMENT                PRICE       INVESTED        PRICE)
---------------------------------------------------------------------------
Less than $100,000..............     4.75%         4.99%          4.25%
$100,000 but less than
  $250,000......................     3.75%         3.90%          3.25%
$250,000 but less than
  $500,000......................     2.75%         2.83%          2.25%
$500,000 but less than
  $1,000,000....................     2.00%         2.04%          1.75%
$1,000,000 and over.............       *             *              *
------------------------------------------------------------------------------



    * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions within one year of the purchase. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.



  In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.



  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their authorized dealers, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealers or the Distributor.


  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.



  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  Cumulative Purchase Discount. The size of investment shown in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the

Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application accompanying by this Prospectus.


OTHER PURCHASE PROGRAMS


  Purchases of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



  Unit Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value, and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their securities broker, dealer, financial intermediary or the Distributor.



  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.



  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by such Fund, by:


  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund, described in (1) above, or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto which equals at least $1 million. The Distributor may pay Service Organizations through which purchases are made of an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.


  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer or financial institution may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Service Organizations will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (7) above. The Fund may terminate, or amend the terms of, offering shares of the Funds at net asset value to such groups at any time.


CLASS B SHARES


  Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within 5 years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.


------------------------------------------------------------------------------
                                               CONTINGENT DEFERRED SALES CHARGE
                                                      AS A PERCENTAGE OF
             YEAR SINCE PURCHASE                DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------
First........................................                4.00%
Second.......................................                4.00%
Third........................................                3.00%
Fourth.......................................                2.50%
Fifth........................................                1.50%
Sixth........................................                 None
------------------------------------------------------------------------------



  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over 5 years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the 5-year period.



  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).



  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Trust.

CLASS C SHARES


  Class C shares are offered at the next determined net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.


  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Trust account that are not subject to a contingent deferred sales charge and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.


  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers and other Service Organizations at the time of purchase. Authorized dealers and other Service Organizations will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to Service Organizations that sell Class C shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The contingent deferred sales charge is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of each Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES


  INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds may receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. As a rule, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value, without sales charge, on the record date. Unless the shareholder instructs otherwise, the reinvestment privilege is automatic. This instruction may be made by telephone by calling
(800) 421-5666 ((800) 772-8889 for the hearing impaired). The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in shares of the Fund. Additional information is available from the Distributor or authorized dealers.



  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund.


  If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.


  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of any other fund without sales charge, provided that shares of certain Van Kampen American Capital fixed-income funds, including the Fund, are subject to a 30 day holding period requirement before exchange. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B shares or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, Tax Free Money Fund or Reserve Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.


  Class B and Class C shareholders of each Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B or Class C shareholders would remain subject to the contingent deferred sales charge imposed by the original fund upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based on the holding period requirements of the original fund.


  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than

91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.


  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. See both "Purchase of Shares" and "Redemption of Shares." If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.


  Class B and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon the redemption of shares.


SHAREHOLDER SERVICES APPLICABLE TO CLASS A SHAREHOLDERS ONLY


  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the AUTHORIZATION FOR REDEMPTION BY CHECK form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to ACCESS, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.


  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A shares held less than 15 calendar days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the value of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------


  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.



  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a contingent deferred sales charge. In addition, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares."


  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request.



  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within 7 days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.



  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified herein. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record of the account or to the bank account of record as described herein. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the

Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described herein. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.



  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

  In cases of disability, the contingent deferred sales charge on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  REINSTATEMENT PRIVILEGE. A Class A or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.


------------------------------------------------------------------------------

DISTRIBUTION PLANS

------------------------------------------------------------------------------


  Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to Rule 12b-1, the Trustees of the Fund, and the shareholders of each class have adopted 3 distribution plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan". Each distribution plan is in compliance with the Rules of Fair Practice of the NASD ("NASD Rules") applicable to mutual fund sales charges. The NASD Rules regulate the distribution and service charges that a mutual fund may impose on a class of shares. The Distributor uses the Class A, Class B and Class C service fees to compensate authorized dealers for personal service and/or the maintenance of shareholder accounts.



  Under the Class A Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% of each Fund's aggregate average daily net assets attributable to the Class A shares. Under the Class B Plan and the Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and also pays a distribution fee at an annual rate of up to 0.75% of each Fund's aggregate average daily net assets attributable to the Class B shares or Class C shares of such Fund to reimburse the Distributor for service fees paid by it to authorized dealers and for its distribution costs.



  Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class B shares as reimbursement for upfront commissions and transaction fees of up to 4.00% of the purchase price of Class B shares purchased by the clients of authorized dealers and other distribution expenses as described in the Statement of Additional Information. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of authorized dealers, ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares and other distribution expenses as described in the Statement of Additional Information.



  In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees of the Fund determined that there was a reasonable likelihood that such plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Trustees periodically for their consideration in connection with their deliberations as to the continuance of such plans. In their review of the distribution plans, the Trustees are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.



  Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fee received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.



  The distribution fee attributable to the Class B shares or Class C shares is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee are the same as those of the initial sales charge with respect to the Class A shares of the Fund; in both cases such charges provide for the financing of the distribution of the Fund's shares.



  Actual distribution expenditures paid by the Distributor with respect to Class B shares or Class C shares for any given year are expected to exceed the fees received pursuant to the Class B Plan and Class C Plan and payments received pursuant to contingent deferred sales charges. Such excess will be carried forward and may be reimbursed by the Fund or its shareholders from payments received through contingent deferred sales charges in future years and from payments under the Class B Plan and Class C Plan so long as such plans are in effect. For the year ended November 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class B Plan and carried forward were approximately $8.7 million or 3.71% of the Class B shares' net assets. For the year ended November 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class C Plan, and carried forward were approximately $161,000 or .52% of the Class C shares' net assets. If the Class B Plan or Class C Plan was terminated or not continued, the Fund would not be contractually obligated to pay and has no liability to the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


------------------------------------------------------------------------------

DISTRIBUTIONS FROM THE FUND

------------------------------------------------------------------------------


  DIVIDEND POLICY. The Fund declares dividends from net investment income on each business day. Such dividends are distributed monthly. The Fund intends to distribute after the end of a fiscal year the net capital gains, if any, realized during the fiscal year by the Fund except to the extent that such gains are offset by capital loss carryovers. The daily dividend is a fixed amount determined at least monthly which is not expected to exceed the net income of the Fund for the month divided by the number of business days during the month. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in additional shares of the Fund unless the shareholder instructs otherwise. See "Shareholder Services -- Reinvestment Plan."



  Shares (other than shares acquired through an exchange) become entitled to dividends on the day ACCESS receives payment for the shares, and remain entitled to dividends through the day such shares are priced for redemption. With respect to shares acquired through an exchange, such shares become entitled to dividends on the day after ACCESS receives payment for the shares, and remains entitled to dividends through the day such shares are purchased for payment on redemption. Therefore, if an authorized dealer delays forwarding to ACCESS payment for shares which an investor has made to the authorized dealer, this will in effect cost the investor money because it will delay the date upon which he or she becomes entitled to dividends.



  The per share dividends on Class B shares and Class C shares of the Fund will be lower than the per share dividends on Class A shares of the Fund as a result of the distribution fees and higher incremental transfer agency fees applicable to such classes of shares.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  FEDERAL INCOME TAXES. The Fund has qualified and intends to continue to qualify and be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") by meeting certain requirements of the Code. In addition, the Fund intends to invest in sufficient Municipal Securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from Municipal Securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of Municipal Securities. See "Federal Tax Information" in the Statement of Additional Information.


  The Tax Reform Act of 1986 (the "Tax Reform Act") may have an adverse impact upon the Trust and its shareholders. The Tax Reform Act imposed new limitations on the use and investment of the proceeds of state and local governmental bonds and other funds, which limitations must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. The provisions of the Tax Reform Act generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. For each of the last three fiscal years of the Fund, over 99% of the dividends paid by the Fund were exempt-interest dividends. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.



  The Tax Reform Act also makes interest on certain "private-activity bonds" an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in Municipal Securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. The Tax Reform Act also imposed per capita volume limitations on certain private-activity bonds which could limit the amount of such bonds available for investment by the Fund.

  The Fund is subject to the requirement that at least 80% of its assets be invested in securities, the income from which is exempt from both regular federal income tax and the federal alternative minimum tax. For the fiscal year ended November 30, 1995, approximately 10.11% of the interest income earned by the Fund consisted of interest on private-activity bonds which is an item of tax preference.



  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax. Exempt-interest dividends will not be tax-exempt to the extent made to a shareholder who is a "substantial user" of the facilities financed by tax-exempt obligations held by the Fund or "related persons" of such substantial users.



  The Omnibus Budget Reconciliation Act of 1993 included certain provisions that requires gains on dispositions of tax-exempt securities purchased at a market discount be treated as ordinary income to the extent of the accrued market discount, if the securities are acquired after April 30, 1993. Such securities were exempt from the market discount rules under prior law.



  Distributions of net investment income received by the Fund from investments in debt securities other than Municipal Securities, and any net realized short-term capital gains distributed by the Fund, are taxable to shareholders as ordinary income. Any distribution of net long-term capital gains by the Fund is subject to capital gains tax rates. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes.



  Shareholders are notified annually of the federal tax status of dividends and any distributions paid by the Fund during the fiscal year.



  The foregoing is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Additional tax information of relevance to particular investors, including corporations and investors who may be "substantial users" of facilities financed by Municipal Securities, is contained in the Statement of Additional Information. Investors are urged to consult their tax advisers with specific reference to their own tax situation.



  STATE AND LOCAL TAXES. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. It is recommended that investors consult their tax advisers for information in this regard. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on Municipal Securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels.



  To avoid being subject to a 31% federal back-up withholding tax on dividends (except exempt-interest dividends), capital gains distributions and redemption payments, shareholders must furnish the Fund with a certification of their correct taxpayer identification number.


------------------------------------------------------------------------------

FUND PERFORMANCE

------------------------------------------------------------------------------


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for 1, 5 and 10 year periods or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.



  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.



  Average annual total return quotations for periods of 2 or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.



  Yield and total return are calculated separately for Class A shares, Class B shares and Class C shares of the Fund. Class A share total return figures include the maximum sales charge of 4.75%; Class B share and Class C share total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.



  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. The Fund's "tax-equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.



  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.



  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.



  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of a Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  A yield quotation which reflects an expense reimbursement or subsidization by the Adviser will be accompanied by a hypothetical yield quotation excluding such reimbursement.


  To increase the Fund's yield, the Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. The Adviser may stop absorbing these expenses at any time without prior notice.



  Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.



  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.



  In reports or other communications to shareholders or in advertising material, the Trust may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds; or with municipal bond indices, such as Lehman Brothers Municipal Bond Index or Bond Buyer's Index of 25 Revenue Bonds, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of any Fund in any advertisement or information including performance data of the Fund.



  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.



  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.


------------------------------------------------------------------------------

DESCRIPTION OF SHARES OF THE FUND

------------------------------------------------------------------------------


  The Trust was originally organized on December 5, 1984 as the American Capital Tax-Exempt Trust under the laws of the Commonwealth of Massachusetts as a business entity commonly known as a "Massachusetts business trust". The Trust was reorganized under the laws of the state of Delaware as a business entity commonly known as a "Delaware business trust" as of July 31, 1995. It is a diversified, open-end investment company. The Fund is a diversified series of the Trust. It is authorized to issue an unlimited number of Class A shares, Class B shares and Class C shares of beneficial interest, par value $0.01 per share. Other classes of shares may be established from time to time in accordance with provisions of the Trust's Declaration of Trust. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights. In the event of liquidation of the Fund, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.



  The Fund currently offers 3 classes, designated Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution Plans."



  The Fund is permitted to issue an unlimited number of classes. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.



  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.



  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.


------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------


  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.



  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.



  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.




                                             VAN KAMPEN AMERICAN CAPITAL
                                             HIGH YIELD MUNICIPAL FUND
                                             One Parkview Plaza
                                             Oakbrook Terrace, IL 60181



                                             Investment Adviser

                                             VAN KAMPEN AMERICAN CAPITAL
                                             ASSET MANAGEMENT, INC.
                                             One Parkview Plaza
                                             Oakbrook Terrace, IL 60181



                                             Investment Subadviser

                                             VAN KAMPEN AMERICAN CAPITAL
                                             ADVISORS, INC.
                                             One Parkview Plaza
                                             Oakbrook Terrace, IL 60181


                                             Distributor

                                             VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
                                             One Parkview Plaza
                                             Oakbrook Terrace, IL 60181

                                             Transfer Agent

                                             ACCESS INVESTOR SERVICES, INC.
                                             P.O. Box 418256
                                             Kansas City, MO 64141-9256

                                             Attn: Van Kampen American Capital


                                                  High Yield Municipal Fund



                                             Custodian

                                             STATE STREET BANK AND
                                             TRUST COMPANY
                                             225 Franklin Street, P.O. Box 1713
                                             Boston, MA 02105-1713
                                             Attn: Van Kampen American Capital

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR                           High Yield Municipal Fund
EXISTING ACCOUNT PLEASE CALL
THE TRUST'S TOLL-FREE
NUMBER--(800) 421-5666
                                             Legal Counsel
PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666                SKADDEN, ARPS, SLATE,

DEALERS--FOR DEALER
INFORMATION, SELLING                         MEAGHER & FLOM
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE                      335 West Wacker Drive
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND                          Chicago, IL 60606
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)                    Independent Accountants
DIAL (800) 772-8889
                                             PRICE WATERHOUSE LLP
FOR AUTOMATED TELEPHONE                      1201 Louisiana, Suite 2900
SERVICES DIAL (800) 847-2424                 Houston, TX 77002



------------------------------------------------------------------------------


                                   HIGH YIELD


                                 MUNICIPAL FUND


 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                 MARCH 29, 1996


          ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND



     Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of Van Kampen American Capital Tax-Exempt Trust (the "Trust"), an open-end management investment company. This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated March 29, 1996. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                                                    PAGE
                                                                                    ----
    General Information...........................................................  B-2
    Municipal Securities..........................................................  B-2
    Temporary Investments.........................................................  B-4
    Repurchase Agreements.........................................................  B-4
    Futures Contracts and Related Options.........................................  B-5
    Investment Restrictions.......................................................  B-8
    Trustees and Officers.........................................................  B-9
    Investment Advisory Agreement.................................................  B-17
    Distributor...................................................................  B-19
    Distribution Plans............................................................  B-19
    Transfer Agent................................................................  B-21
    Portfolio Transactions and Brokerage..........................................  B-21
    Determination of Net Asset Value..............................................  B-22
    Purchase and Redemption of Shares.............................................  B-23
    Exchange Privilege............................................................  B-25
    Check Writing Privilege.......................................................  B-26
    Federal Tax Information.......................................................  B-26
    Fund Performance..............................................................  B-29
    Other Information.............................................................  B-30
    Ratings of Investments........................................................  B-31
    Report of Independent Accountants.............................................  B-35
    Financial Statements..........................................................  B-36
    Notes to Financial Statements.................................................  B-55



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 29, 1996.

GENERAL INFORMATION


     Van Kampen American Capital Tax-Exempt Trust (the "Trust") was originally organized as a business trust under the laws of Massachusetts on December 5, 1984. The Trust reorganized under the laws of Delaware on July 31, 1995. The Trust currently is comprised of one series: the Van Kampen American Capital High Yield Municipal Fund (the "Fund").



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 13% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.



     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations. Each of our high yield analysts, based either in San Francisco, Chicago, Houston or Boston, has the responsibility to cover a specific region of the country. This regional focus enables each high yield analyst to provide more specialized coverage of the market and alert the portfolio manager to issues of local importance.



     As of March 22, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A, Class B or Class C shares of the Fund, except as follows:



                                                     AMOUNT AND NATURE
                                                      OF OWNERSHIP AT     CLASS OF   PERCENTAGE
              NAME AND ADDRESS OF HOLDER               MARCH 22, 1996      SHARES    OWNERSHIP
    -----------------------------------------------  ------------------   --------   ---------
    Merrill Lynch Pierce Fenner & Smith, Inc.        2,713,570 shares     Class A       5.52%
    4800 Deer Lake Drive East, 3rd Floor
    Jacksonville, FL 32246-6484                                           Class B       9.47%
                                                     2,247,299 shares



     The term "Adviser" refers to both the Adviser, Van Kampen American Capital Asset Management, Inc., and the Subadviser, Van Kampen American Capital Advisors, Inc.


MUNICIPAL SECURITIES

     Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development obligations are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax. Municipal Securities also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and variable rate demand notes.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue" or "special obligations." General obligations are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds, including pollution control bonds, are revenue bonds and do not constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     When a Fund engages in when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the trade. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous.


     The Fund may invest in Municipal Notes which include demand notes and short-term municipal obligations (such as tax anticipation notes, revenue anticipation notes, construction loan notes and short-term discount notes) and tax-exempt commercial paper provided that such obligations have the ratings described in the Prospectus for the Fund or if unrated are of comparable quality as determined by the Adviser. Demand notes are obligations which normally have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal of the note plus accrued interest upon a specified number of days' notice to the noteholders. Demand notes may also include Municipal Securities subject to a Stand-By Commitment as described in the Prospectus. The interest rate on a demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Participation interests in variable rate demand notes will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders.



     Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payments of principal of and interest on Municipal Securities.



     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

ADDITIONAL RISKS OF LOWER RATED MUNICIPAL SECURITIES

     Additional risks of lower rated Municipal Securities include limited liquidity and secondary market support. As a result, the prices of lower rated Municipal Securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated Municipal Securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. Reduced liquidity could also create difficulties in accurately valuing such securities at certain times. The high yield bond market has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The Fund will take such actions as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer or any Municipal Security owned by the Fund or the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund incurs additional expenditures in taking protective action with respect to Fund obligations in default and assets securing such obligations. Investment in lower rated Municipal Securities are not generally meant for short-term investment.

TEMPORARY INVESTMENTS


     The taxable securities in which the Funds may invest as temporary investments include United States Government securities, corporate bonds and debentures, domestic bank certificates of deposit and bankers' acceptances of domestic banks with assets of $500 million or more and having deposits insured by the Federal Deposit Insurance Corporation, commercial paper and repurchase agreements. The taxable securities are subject to the same rating requirements applicable to the Municipal Securities in which the Fund invests, including, in the case of unrated securities, that such obligations be in the opinion of the Adviser of comparable quality.



     United States Government securities include obligations issued or guaranteed as to principal and interest by the United States Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Government, (c) discretionary authority of the United States Government agency or instrumentality, or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration. The Fund may not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States and has total assets of at least $500 million and is a member of the Federal Deposit Insurance Corporation.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than 7 days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. The Fund will not invest in repurchase agreements maturing in more than 7 days if any such investment, together with any other illiquid security owned by the Fund, exceeds 10% of the value of its net assets. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


FUTURES CONTRACTS AND RELATED OPTIONS

FUTURES CONTRACTS

     A municipal bond futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount times the differences between The Bond Buyer Municipal Bond Index (the "Index") value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. The Index is a price-weighted measure of the market value of 40 large sized, recent issues of tax-exempt bonds.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalents or liquid high grade debt securities equal to not more than 5% of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when a Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contact. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     The Fund could engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool." CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.


OPTIONS ON FUTURES CONTRACTS


     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchase the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included in initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as, it could sell a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.


     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS TO FUTURES CONTRACTS AND RELATED OPTIONS

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority vote of its outstanding shares. Such majority vote is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. In addition to the fundamental investment limitations set forth in the Prospectus, a Fund shall not:



      1. Purchase or hold securities of any issuer if any of the Fund's officers or trustees, or officers or directors of its investment adviser, who beneficially owns more than 1/2% of the securities of that issuer, together own beneficially more than 5% of the securities of such issuer;



      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of an initial or maintenance margin in connection with futures contracts or related option transactions is not considered the purchase of a security on margin;


      3. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;


      4. Make loans of money or securities to other persons except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;



      5. Invest in real estate or mortgage loans (but this shall not prevent the Fund from investing in Municipal Securities or Temporary Investments secured by real estate or interests therein); or in interests in oil, gas, or other mineral exploration or development programs; or in any security not payable in United States currency;



      6. Invest more than 10% of the value of its net assets in securities which are illiquid, including securities restricted as to disposition under the Securities Act of 1933, and including repurchase agreements maturing in more than 7 days;



      7. Invest in securities of any one issuer with a record of less than 3 years of continuous operation, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies or Municipal Securities (except that in the case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by the Fund would exceed 5% of the value of its total assets (taken at market value);



      8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities;


      9. Invest in securities other than Municipal Securities, Temporary Investments (as defined herein), stand-by commitments, futures contracts described in the next paragraph, and options on such contracts;


     10. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, Municipal Securities or to an index of Municipal Securities;



     11. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the United States Government or any agency or instrumentality thereof);



     12. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings;


     13. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be Municipal Securities; or


     14. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".



     Because of the nature of the securities in which the Fund may invest, the Fund may not invest in voting securities, or invest for the purpose of exercising control or management, or invest in securities of other investment companies. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value will not constitute a violation of such restriction.



TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Fund and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Asset Management, Inc. (the "AC Adviser" or "Adviser"), Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Harrisville, NC 27560               Capital Funds.
  Age: 63

Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.

Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital Funds.
  Age: 76

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 Du Pont Circle, N.W.             United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Age: 44                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. A Trustee
                                    of each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Executive Vice President and a
  Age: 53                           Director of VK/AC Holding, Inc. and Van Kampen American
                                    Capital. Chief Executive Officer of McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. Executive Vice President and a Trustee of
                                    each of the Van Kampen American Capital Funds. President
                                    of the closed-end investment companies advised by the VK
                                    Adviser. Prior to December, 1991, Senior Vice President
                                    of Van Kampen Merritt Inc.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 76                           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of each Van Kampen American
                                    Capital Fund advised by the VK Adviser.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 60                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital and
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 56                           Distributor, the Adviser, the VK Adviser, Van Kampen
                                    American Capital Management, Inc. and Van Kampen American
                                    Capital Advisors, Inc. Chairman, President and a Director
                                    of Van Kampen American Capital Exchange Corporation,
                                    American Capital Contractual Services, Inc. and American
                                    Capital Shareholders Corporation. Chairman and a Director
                                    of ACCESS Investor Services, Inc. ("ACCESS"), Van Kampen
                                    Merritt Equity Advisors Corp., Van Kampen Merritt Equity
                                    Holdings Corp., and VCJ Inc., McCarthy, Crisanti &
                                    Maffei, Inc., McCarthy, Crisanti & Maffei Acquisition,
                                    and Van Kampen American Capital Trust Company. Chairman,
                                    President and a Director of Van Kampen American Capital
                                    Services, Inc. President, Chief Executive Officer and a
                                    Trustee of each of the Van Kampen American Capital Funds.
                                    Director, Trustee or Managing General Partner of other
                                    open-end investment companies and closed-end investment
                                    companies advised by the Adviser or the VK Adviser.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 73                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A Trustee of each
                                    of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Age: 71                           Capital Funds and Chairman of the Van Kampen American
                                    Capital Funds advised by the Adviser.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to the Van Kampen American Capital
Chicago, IL 60606                   Funds. A Trustee of each of the Van Kampen American
  Age: 56                           Capital Funds. He also is a Trustee of The Explorer Trust
                                    and closed-end investment companies advised by the VK
                                    Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital Funds.


---------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the Adviser and the Fund by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm having acted as legal counsel to the Fund.



     Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of VKAC and have entered into employment contracts (for a term of five years) with VKAC.



     The Fund's Officers other than Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at 2800 Post Oak Blvd., Houston, TX 77056. Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS



                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
William N. Brown.........  Vice President              Executive Vice President of the VK Adviser,
  Age: 42                                              AC Adviser, VK/AC Holding, Inc., VKAC, Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., and Van Kampen American Capital Trust
                                                       Company. Director of American Capital
                                                       Shareholders Corporation. Vice President of
                                                       each of the Van Kampen American Capital
                                                       Funds.
Peter W. Hegel...........  Vice President              Executive Vice President of the VK Adviser,
  Age: 39                                              AC Adviser, Van Kampen American Capital
                                                       Advisors, Inc. Director of McCarthy,
                                                       Crisanti & Maffei, Inc. and McCarthy,
                                                       Crisanti & Maffei Acquisition Corporation.
                                                       Vice President of each of the Van Kampen
                                                       American Capital Funds. Vice President of
                                                       the closed-end funds advised by the VK
                                                       Adviser.
Curtis W. Morell.........  Vice President and Chief    Vice President and Chief Accounting Officer
  Age: 49                  Accounting Officer          of most of the investment companies advised
                                                       by the AC Adviser.
Ronald A. Nyberg.........  Vice President and          Executive Vice President, General Counsel
  Age: 42                  Secretary                   and Secretary of Van Kampen American
                                                       Capital and VK/AC Holding, Inc. Executive
                                                       Vice President, General Counsel and a
                                                       Director of the Distributor. Executive Vice
                                                       President and General Counsel of the VK
                                                       Adviser and the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., VSM Inc.
                                                       VCJ, Inc., Van Kampen Merritt Equity
                                                       Advisors Corp., and Van Kampen Merritt
                                                       Equity Holdings Corp. Executive Vice
                                                       President, General Counsel and Assistant
                                                       Secretary of Van Kampen American Capital
                                                       Advisors, Inc., American Capital
                                                       Contractual Services, Inc., Van Kampen
                                                       American Capital Exchange Corporation,
                                                       ACCESS Investor Services, Inc., American
                                                       Capital Shareholders Corporation, and Van
                                                       Kampen American Capital Trust Company.
                                                       General Counsel of McCarthy, Crisanti &
                                                       Maffei, Inc. and McCarthy, Crisanti &
                                                       Maffei Acquisition Corp. Vice President and
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds. Secretary of the
                                                       closed-end funds advised by the VK Adviser.
                                                       Director of ICI Mutual Insurance Co., a
                                                       provider of insurance to members of the
                                                       Investment Company Institute.
Robert C. Peck, Jr.......  Vice President              Executive Vice President of the VK Adviser.
  Age: 49                                              Executive Vice President and Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Alan T. Sachtleben.......  Vice President              Executive Vice President of the VK Adviser.
  Age: 53                                              Executive Vice President and a Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.
Paul R. Wolkenberg.......  Vice President              Executive Vice President of the VK Adviser
  Age: 51                                              and the AC Adviser. President, Chief
                                                       Executive Officer and a Director of Van
                                                       Kampen American Capital Trust Company and
                                                       ACCESS. Vice President of each of the Van
                                                       Kampen American Capital Funds.
Edward C. Wood III.......  Vice President and Chief    Senior Vice President of VK Adviser and the
  Age: 40                  Financial Officer           AC Adviser. Vice President and Chief
                                                       Financial Officer of each of the Van Kampen
                                                       American Capital Funds. Vice President,
                                                       Treasurer and Chief Financial Officer of
                                                       the closed-end funds advised by VK Adviser.
John L. Sullivan.........  Treasurer                   First Vice President of the VK Adviser and
  Age: 40                                              AC Adviser. Treasurer of each of the Van
                                                       Kampen American Capital Funds. Controller
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Formerly Controller of open-end
                                                       funds advised by VK Adviser.
Tanya M. Loden...........  Controller                  Controller of most of the investment
  Age: 36                                              companies advised by the Adviser, formerly
                                                       Tax Manager/Assistant Controller.
Nicholas Dalmaso.........  Assistant Secretary         Assistant Vice President and Senior
  Age: 30                                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, and Van
                                                       Kampen American Capital Management, Inc.
                                                       Assistant Vice President of Van Kampen
                                                       American Capital Advisors, Inc. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds, Assistant Secretary
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Prior to May 1992, attorney for
                                                       Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr......  Assistant Secretary         Assistant Vice President and Senior
  Age: 32                                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS, and American Capital
                                                       Shareholders Corporation. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Scott E. Martin..........  Assistant Secretary         Senior Vice President, Deputy General
  Age: 39                                              Counsel and Assistant Secretary of VKAC.
                                                       Senior Vice President, Deputy General
                                                       Counsel and Secretary of the VK Adviser,
                                                       the AC Adviser and the Distributor, Van
                                                       Kampen American Capital Management, Inc.,
                                                       Van Kampen American Capital Advisers, Inc.,
                                                       VSM Inc., VCJ Inc., American Capital
                                                       Contractual Services, Inc., Van Kampen
                                                       American Capital Exchange Corporation,
                                                       ACCESS Investor Services, Inc., Van Kampen
                                                       Merritt Equity Advisors Corp., Van Kampen
                                                       Merritt Equity Holdings Corp., American
                                                       Capital Shareholders Corporation. Secretary
                                                       and Deputy General Counsel of McCarthy,
                                                       Crisanti, & Maffei, Inc. and McCarthy,
                                                       Crisanti & Maffei Acquisition. Chief Legal
                                                       Officer of McCarthy, Crisanti & Maffei,
                                                       S.A. Assistant Secretary of each of the Van
                                                       Kampen American Capital Funds. Assistant
                                                       Secretary of the closed-end funds advised
                                                       by the VK Adviser.

Weston B. Wetherell......  Assistant Secretary         Vice President, Associate General Counsel
  Age: 39                                              and Assistant Secretary of VKAC, the VK
                                                       Adviser, the AC Adviser and the
                                                       Distributor, Van Kampen American Capital
                                                       Management, Inc. Van Kampen American
                                                       Capital Advisors, Inc. Assistant Secretary
                                                       of each of the Van Kampen American Capital
                                                       Funds. Assistant Secretary of closed-end
                                                       funds advised by VK Adviser.

Perry Farrell............  Assistant Treasurer         Assistant Treasurer of each of the Van
  Age: 59                                              Kampen American Capital Funds.

Steven M. Hill...........  Assistant Treasurer         Assistant Vice President of the VK Adviser
  Age: 31                                              and AC Adviser. Assistant Treasurer of each
                                                       of the Van Kampen American Capital Funds.
                                                       Assistant Treasurer of the closed-end funds
                                                       advised by the VK Adviser.

Robert Sullivan..........  Assistant Controller        Assistant Controller of each of the Van
  Age: 62                                              Kampen American Capital Funds.



     Each of the foregoing trustees and officers holds the same position with each of 46 other Van Kampen American Capital mutual funds (the "Fund Complex"). Each trustee who is not an affiliated person of the Adviser, the Distributor or VKAC (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below.



     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the

Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The trustees have approved an aggregate compensation cap with respect to the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of mutual funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, the Adviser has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement provided the trustee has served at least five years. As of the date hereof the retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The Adviser will reimburse the Fund for expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation before deferral paid by the Fund and other funds in the Fund Complex is set forth below.



                             COMPENSATION TABLE(1)



                                                                                                    TOTAL
                                                                                                COMPENSATION
                                         AGGREGATE            PENSION OR          ESTIMATED    BEFORE DEFERRAL
                                        COMPENSATION          RETIREMENT           ANNUAL         FROM FUND
                                      BEFORE DEFERRAL      BENEFITS ACCRUED       BENEFITS        AND FUND
                                            FROM            AS PART OF FUND         UPON       COMPLEX PAID TO
              NAME(2)                     FUND(3)             EXPENSES(4)        RETIREMENT(5)   TRUSTEE(6)
------------------------------------  ----------------   ---------------------   -----------   ---------------
J. Miles Branagan...................       $2,290                 -0-                2,250         $84,250
Dr. Richard E. Caruso...............        2,290                 -0-                  -0-          83,250
Philip P. Gaughan...................           --                 -0-                  -0-          76,500
Linda Hutton Heagy..................          130                 -0-                2,500          38,417
Dr. Roger Hilsman...................        2,450                 -0-                2,500          91,250
R. Craig Kennedy....................          480                 -0-                2,500          92,625
Donald C. Miller....................          480                 -0-                  -0-          94,625
Jack E. Nelson......................          480                 -0-                2,250          93,625
David Rees..........................        1,080                 -0-                2,500          83,250
Jerome L. Robinson..................          480                 -0-                  -0-          89,375
Lawrence J. Sheehan                         2,450                 -0-              $ 1,250          91,250
Dr. Fernando Sisto..................        2,730                 -0-                2,500          98,750
Wayne W. Whalen.....................          480                 -0-                2,500          93,375
William S. Woodside.................        2,290                 -0-                2,500          79,125


---------------


(1) As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Fund's last fiscal year ended November 30, 1995 or the Fund Complex' last calendar year ended December 31, 1995.



(2) Messrs. Powell and McDonnell, trustees of the Fund, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Registrant. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. McDonnell was appointed to the Board of Trustees on January 29, 1996. Mr. Gaughan retired from the Board of Trustees on January 26, 1996. Messrs. Caruso, Rees and Sheehan were removed from the Board of Trustees effective September 7, 1995, January 29, 1996 and January 29, 1996, respectively.



(3) The amounts shown in this column are accumulated from the Aggregate Compensation before Deferral of the Fund during its fiscal year ended November 30, 1995. The following trustees deferred all or substantially all of their total compensation from the Fund during the fiscal year ended November 30, 1995: Dr. Caruso, Mr. Gaughan, Ms. Heagy, Mr. Kennedy, Mr. Miller, Mr. Nelson, Mr. Robinson, Dr. Sisto, and Mr. Whalen. For trustees who have served greater than one year and have deferred account balances, the cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of November 30, 1995 is as follows:
    Dr. Caruso, $8,666 and Dr. Sisto, $1,638. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.



(4) The amounts shown in this column are zero because the Fund did not adopt its retirement plan until after the end of its 1995 fiscal year. The amounts in this column will remain zero in the Fund's 1996 fiscal year the because the Adviser has agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996; absent such reimbursement, the aggregate expenses of the Fund for all trustees would be approximately $18,000 in its 1996 fiscal year. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column are the estimated annual benefits payable per year from the Fund for the 10-year period commencing in the year of such trustee's retirement. The amounts were computed based on each trustee's anticipated retirement date. The retirement plan is described above the Compensation Table.



(6) The amounts shown in this column are accumulated from the Aggregate Compensation before Deferral of each of the 46 mutual funds in the Fund Complex as of December 31, 1995. The following trustees deferred compensation paid by the Fund and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr Rees, $8,375; Mr. Robinson, $62,375; Dr. Sisto, $30,260; and Mr.
    Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser and its affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.



     As of March 22, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of March 22, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.


INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.



     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of the Fund. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Fund also pays transfer agency fees, distribution fees, service fees, custodian fees, legal fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser.



     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at an annual rate of 0.60% of the first $300 million of aggregate average net assets, 0.55% of the next

$300 million of aggregate average net assets and 0.50% of aggregate average net assets in excess of $600 million.



     The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory function with respect to the Fund. Pursuant to the Subadvisory Agreement, the Subadviser receives an annual fee, payable monthly, of 0.40% of the first $20 million of average daily net assets, 0.25% of the next $30 million of average daily net assets and 0.15% of the excess over $50 million. The Adviser and Subadviser are hereinafter referred to as the "Advisers."



     The average daily net assets are determined by taking the average of all of the determinations of the net assets for each business day during a given calendar month. Such fees are payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser shall use its best efforts to recapture all available tender solicitation fees and exchange offer fees in connection with each of the Fund's transactions and shall advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.



     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) payments made pursuant to distribution plans (described below), (4) certain litigation and indemnification expenses as described in the Advisory Agreement, and (5) insurance premiums paid by the Fund to insure the timely payment of principal and interest on its portfolio obligations. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.



     For the period ended December 1, 1987 to March 31, 1990, in addition to the contractual expense limitation, the Adviser elected to reimburse the Fund for all ordinary business expenses, exclusive of taxes and interest, in excess of 0.85% of the average daily net assets.

     The following table shows expenses payable under the Advisory Agreement during the fiscal years ending November 30, 1993, 1994 and 1995.



          FISCAL YEAR ENDING
              11/30/93:
        ---------------------
        Gross Advisory Fees                                                $2,390,833
        Accounting Services                                                $  132,407
        Contractual Expense Reimbursement                                  $      -0-
        Voluntary Expense Reimbursement                                    $      -0-



          FISCAL YEAR ENDING
              11/30/94:
        --------------------
        Gross Advisory Fees                                                $3,172,407
        Accounting Services                                                $  163,929
        Contractual Expense Reimbursement                                  $      -0-



          FISCAL YEAR ENDING
              11/30/95:
        --------------------
        Gross Advisory Fees                                                $3,906,255
        Accounting Services                                                $  158,098
        Contractual Expense Reimbursement                                  $    8,371


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Trust's Trustees or (ii) by vote of a majority of the Trust's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 30 days' written notice.

DISTRIBUTOR


     The Distributor acts as the principal underwriter of the shares of the Fund pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.



     For the fiscal years ending November 30, 1993, 1994 and 1995, total underwriting commissions on the sale of shares of the Fund were $4,146,051, $2,667,572, and $3,369,458, respectively. Of such totals, the amount retained by the Distributor was $635,449, $27,152 and $399,162, respectively. The remainder was reallowed to dealers. Of such dealer reallowances, $168,470, $81,508 and $173,684, respectively, was received by Advantage Capital Corporation, a former affiliated dealer of the Fund.


DISTRIBUTION PLANS


     The Fund adopted a Class A distribution plan, a Class B distribution plan and a Class C distribution plan (the "Class A Plan," "Class B Plan" and "Class C Plan," respectively) to permit the Fund directly or indirectly to pay expenses associated with servicing shareholders and in the case of the Class B Plan and Class C Plan the distribution of its shares (the Class A Plan, the Class B Plan and the Class C Plan are sometimes referred to herein collectively as "Plans" and individually as a "Plan").

     The Trustees have authorized payments by the Fund under the Plans to reimburse the Distributor for its payments to certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "authorized dealers") for administration, for servicing Fund shareholders who are also their clients and/or for distribution. Such payments are based on an annual percentage of the value of Fund shares held in shareholder accounts for which such authorized dealers are responsible. With respect to the Class A Plan, the Distributor intends to make payments thereunder only to compensate authorized dealers for personal service and/or the maintenance of shareholder accounts. With respect to the Class B and Class C Plans, authorized payments by the Fund include payments at an annual rate of up to 0.25% of the net assets of the shares of the respective class to reimburse the Distributor for payments for personal service and/or the maintenance of shareholder accounts. With respect to the Class B Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class B shares of the Fund to reimburse the Distributor for (1) commissions and transaction fees of up to 4.00% of the purchase price of the Class B shares purchased by the clients of authorized dealers, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professions, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest expense at the 3 month LIBOR rate plus 1 1/2% compounded quarterly on the unreimbursed distribution expenses. With respect to the Class C Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class C shares of the Fund to reimburse the Distributor for (1) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of authorized dealers and ongoing commissions and transaction fees paid to authorized dealers in an amount up to 0.75% of the average daily net assets of the Fund's Class C shares, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest expense at the 3 month LIBOR rate plus 1 1/2% compounded quarterly on the unreimbursed distribution expenses. Such reimbursements are subject to the maximum sales charge limits specified by the NASD for asset-based charges.


     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Trust. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


     As required by Rule 12b-1 under the 1940 Act, each plan and the forms of servicing agreement and selling group agreement were approved by the Trustees, including a majority of the Trustees who are not affiliated persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of any of the plans or in any agreements related to each plan ("Independent Trustees"). In approving each plan in accordance with the requirements of Rule 12b-1, the Trustees determined that there is a reasonable likelihood that each plan will benefit the Fund and its shareholders.



     Each plan requires the Distributor to provide the Trustees at least quarterly with a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made. Unless sooner terminated in accordance with its terms, the plans will continue in effect for a period of one year and thereafter will continue in effect so long as such continuance is specifically approved at least annually by the Trustees, including a majority of the Independent Trustees.



     Each plan may be terminated by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting shares of the respective class of the Fund. Any change in any of the plans that would materially increase the distribution or service expenses borne by the Fund requires shareholder approval, voting separately by class of the Fund; otherwise, it may be amended by a majority of the Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.



     For the fiscal year ending November 30, 1995, gross aggregate expenses under the Class A Plan were $1,172,671, or 0.25% of the Class A shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to authorized dealers for servicing Fund shareholders and administering the Class A Plan.



     For the fiscal year ended November 30, 1995, the aggregate expenses under the Class B Plan were $2,037,581, or 1.00%, of the Class B shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,528,186 for commissions and transaction fees paid to authorized dealers in respect of sales of Class B shares of the Fund and $509,395 for fees paid to Service Organizations for servicing Class B shareholders and administering the Class B Plan.



     For the fiscal year ended November 30, 1995, the aggregate expenses under the Class C Plan were $250,107, or $1.00% of the Class C shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $187,580 for the commissions and transaction fees paid to authorized dealers in respect of sales of Class C shares of the Fund and $62,527 for fees paid to authorized dealers for servicing Class C shareholders and administering the Class C Plan.


TRANSFER AGENT


     During the fiscal year ended November 30, 1995, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $648,335. These services are provided at cost plus a profit.


PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Advisers are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions, if any, paid on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs except for commissions paid with respect to transactions in future contracts and options. Fund securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.



     The Advisers are responsible for placing portfolio transactions and do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating commissions, the Advisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, consideration may be given to firms which also provide research services to the Fund or the Advisers. No specific value can be assigned to such research services which are furnished without cost to the Advisers. The investment advisory fee is not reduced as a result of the Advisers' receipt of such research services. Services provided may include (a) furnishing advice as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of the accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisers in servicing all of their advisory accounts; not all of such services may be used by the Advisers in connection with the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution of such other policies as the Trustees may determine, the Advisers may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions for the Fund.



     The Advisers place portfolio transactions for other advisory accounts including other investment companies. The Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.



     During the fiscal years ended November 30, 1993, 1994 and 1995, the Fund paid $5,481, $79,957 and $38,053, respectively, in brokerage commissions on portfolio transactions. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



     The Fund conducted no affiliated brokerage transactions through affiliated brokers during the last three fiscal years.



     During the year ended November 30, 1995, the Fund paid $10 in brokerage commissions on transactions totalling $2,117 to brokers selected primarily on the basis of research services provided to the Adviser.


DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Fund is computed by dividing the value of all securities held by the Fund plus other assets, less liabilities (including accrued expenses), by the number of shares outstanding. Such computation is made as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the New York Stock Exchange is open.


     Each Fund's investments in bonds are valued by an independent pricing service ("Service"). When, in the judgment of the Service, quoted bid prices for bonds are readily available and are representative of the bid side of the market, these bonds are valued at such quoted bid prices (as obtained by the Service from dealers in such securities). Other bonds are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. Options are valued at the last sale price or, if no sales are reported, at the mean between the bid and asked prices. Any bonds which are not valued by the independent pricing service would be valued at fair value using methods determined in good faith by the Trustees. Expenses and fees, including the investment advisory fee are accrued daily and taken into account for the purpose of determining the net asset value of shares of each Fund. Short-term instruments having remaining maturities of 60 days or less are valued at amortized cost.


     The assets belonging to the Class A shares, the Class B shares and the Class C shares of the Fund will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

PURCHASE AND REDEMPTION OF SHARES


     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase of Shares."


PURCHASE OF SHARES


     The Fund's shares are sold in a continuous offering and may be purchased on any business day through authorized dealers.


ALTERNATIVE SALES ARRANGEMENTS


     The Fund issues 3 classes of shares: Class A shares; Class B shares and Class C shares. The 3 classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.



INVESTMENTS BY MAIL



     A shareholder investment account may be opened by completing the application accompanying the Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares may be mailed directly to ACCESS. All such investments are made at the public offering price of the Fund's shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.



     In processing applications and investments, ACCESS acts as agent for the investor and for the authorized dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.



REDEMPTION OF SHARES



     Redemptions are not made on days during which the New York Stock Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than 7 days during any period when (a) the New York Stock Exchange is closed for other than customary weekends or holidays; (b) trading on the New York Stock Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     For investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC-Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC-Class A is imposed upon redemption, the amount of the CDSC-Class A will be equal to the lesser of 1.00% of the net asset value of shares at the time of purchase, or 1.00% of the net asset value of the shares at the time of redemption.


     The CDSC-Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. The CDSC-

Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement or separation from service. No CDSC-Class A will be imposed on exchanges between funds. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.


     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen American Capital Reserve Fund and Van Kampen American Capital Tax Free Money Fund with shares of certain other participating funds described as "Participating Funds" in the Prospectus.



WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")



     As described in the Prospectus under "Purchase of Shares," redemption of Class B shares and Class C shares will be subject to a contingent deferred sales charge. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Disability or Death


     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


     In cases of disability or death, the CDSC -- Class B or C will be waived where the descendent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B or C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans


     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.



     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan



     A shareholder may elect to participate in a systematic withdrawal plan (the "Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.



     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's Initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.


     (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance

     The Trust reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Trust will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Trust Within 120 Days After Redemption


     A shareholder who has redeemed Class C shares of a Trust may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.


     (f) Redemption by Adviser


     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.


EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:


     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnership or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.

FEDERAL TAX INFORMATION


     The following is only a summary of certain additional federal, state and local tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.


GENERAL


     By maintaining its qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund will not incur any liability for federal income taxes to the extent its investment company taxable income (i.e., its ordinary taxable income and the excess, if any, of its net short-term capital gains over any net long-term capital losses) and any net capital gain as (i.e. the excess of the net long-term capital gain over net short-term capital loss) are distributed in accordance with Subchapter M of the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



     The Fund is subject to a 4% excise tax to the extent it fails to distribute to its shareholders, by December 31 of each year, at least 98% of its ordinary taxable income for the 12 months ended December 31, plus at least 98% of its capital gain net income for the 12 months ended October 31 of such calendar year. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

     If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized on the basis of the subsequent shares.



     The Code permits a regulated investment company whose assets consist primarily of tax-exempt Municipal Securities to pass through to its investors as exempt-interest dividends its net tax-exempt interest income. In order for the Fund to be eligible to pay exempt-interest dividends during any taxable year, at the close of each quarter of its taxable year, at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations. In addition, the Fund must distribute at least (i) 90% of the excess of its exempt-interest income over certain disallowed deductions, and (ii) 90% of its investment company taxable income recognized by the Fund during the taxable year (the "Distribution Requirements").



TREATMENT OF DIVIDENDS



     Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund to the shareholders for the taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed, however, the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are "exempt-interest" dividends is determined on an average annual method for the fiscal year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.



     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the purchaser would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed five percent of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any short-term capital loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income (which does not include tax-exempt interest income) are taxable to shareholders as ordinary income whether paid in cash or reinvested in additional Fund shares.



     If, during any taxable year, the Fund realizes net capital gains from the sale or other disposition of Municipal Securities or other assets, the Fund will have no tax liability with respect to such gains if they are distributed to shareholders. Distributions designated as capital gains dividends are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held his shares. Not later than 60 days after the close of the Fund's taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during the year which constitute capital gain's dividends.

     A capital gain dividend received after the purchase of the shares of the Fund reduces the net asset value of the shares by the amount of the distribution and will be subject to income taxes. A loss on the sale of shares held for six months or less is treated as a long-term capital loss for Federal income tax purposes to the extent of the amount of capital gain dividends with respect to such shares.



     Dividends declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. Since none of the Funds investment company taxable income is expected to arise from dividends on stock, it is not expected that any portion of its distributions will be eligible for the dividends received deductions for corporations. Corporate shareholder's alternative minimum taxable income will be increased by a percentage of the amount by which a measure of income that includes interest on tax-exempt obligations exceeds the amount otherwise determined to be the alternative minimum taxable income. Accordingly, investment in the Fund may cause the shareholders to be subject to (or result in an incurred liability under) the alternative minimum tax.



TAX TREATMENT OF CERTAIN INVESTMENTS



     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold at market value during the taxable year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the Distribution Requirements and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.



     The Fund's ability to dispose of portfolio securities and to, among other things, effect transactions in futures contracts and options thereon may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's gross income be derived from the disposition of securities held for less than three months.



     The Fund may acquire an option to "put" specified portfolio securities to banks or municipal bond dealers from whom the securities are purchased. See "Stand-By Commitments" in the Prospectus. The Trust intends to take the position that it will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put; and the interest on the Municipal Securities will be tax-exempt to the Trust. Although the Internal Revenue Service has issued a favorable published ruling on a similar but not identical situation, it could reach a different conclusion from that of Trust. The Internal Revenue Service presently will not ordinarily issue private letter rulings regarding the ownership of securities subject to stand-by commitments.



BACK-UP WITHHOLDING



     The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income to the Internal Revenue Service or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.



FUND PERFORMANCE



     The average annual total return for Class A shares of the Fund for the 1, 5 and 9 year and 5 month periods ending November 30, 1995 was 9.22%, 7.43% and 6.94% for the Fund. Results from inception through April 1, 1990, reflect expense reimbursement described under "Investment Advisory Agreement." The average annual total return for Class B shares of the Fund for the 1-year period and the 3-year and 4 month period ending November 30, 1995, was 9.89% and 6.17% for the Fund. The average annual total return for Class C shares of the Fund for the 1-year period and the 1-year and 11 1/2 month period ending November 30, 1995 was 12.79% and 5.80%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.



     The following chart lists the Fund's yield and tax equivalent yield for the 30-day period ending November 30, 1995.



                                                            HIGH YIELD MUNICIPAL FUND
                                                           ---------------------------
                                                           CLASS      CLASS      CLASS
                                                             A          B          C
                                                           -----      -----      -----
        SEC yield                                          5.74%      5.29%      5.30%
        Tax-equivalent yield                               8.97%      8.27%      8.28%



     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, Fund maturity and the Fund's expenses.


     Yield and total return are computed separately for Class A, Class B and Class C shares.


     From time to time, in reports or other communications, or in advertising or sales materials, the Adviser may announce the results of actual tests performed by DALBAR Financial Securities, Inc., an independent research firm, as they relate to the level of services for mutual fund investors and may refer to the Missouri Quality Award received by ACCESS, the Fund's transfer agent, in 1993. In addition, the Adviser may also refer to the Houston Awards for Quality received by Van Kampen American Capital in 1994.



     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Funds.



     From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


OTHER INFORMATION


     DIVIDENDS AND DISTRIBUTIONS -- Shareholders are informed as to the sources of distributions at the time of payment. Any capital gain distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares owned by the amount of the distribution. See "Distributions from the Fund" in the Prospectus for further information.



     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolios, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.



     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.



     INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

RATINGS OF INVESTMENTS

RATINGS OF MUNICIPAL BONDS


DESCRIPTIONS OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND
RATINGS:


     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."

     Beginning in 1985, Moody's started new rating categories for variable rate demand obligations ("VRDO's"). VRDO's receive two ratings. The first rating, depending on the maturity of the VRDO, is assigned either a bond or MIG rating which represents an evaluation of the risk associated with scheduled principal and interest payments. The second rating, designated as "VMIG," represents an evaluation of the degree of risk associated with the demand feature. The new VRDO's demand feature ratings and symbols are:

     VMIG 1: strong protection by established cash flows, superior liquidity support, demonstrated access to the market for refinancing.

     VMIG 2: ample margins of protection, high quality.

     VMIG 3: favorable quality, liquidity and cash flow protection may be narrow, market access for refinancing may be less well established.

     VMIG 4: adequate quality, not predominantly speculative but there is risk.

DESCRIPTIONS OF MOODY'S COMMERCIAL PAPER RATINGS:

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL ("S&P") DEBT RATINGS:

     A S&P's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources S&P considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II. Nature of and provisions of the obligation;

       III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

        A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB-B-CCC-CC-C
          Debt rated "BB", "B", "CCC", "CC" or "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       CI This rating is reserved for income bonds on which no interest is being paid.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     A S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

       A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

       A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

       A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

     S&P ratings of certain municipal note issues with a maturity of less than three years are:

     SP-1 A very strong, or strong, capacity to pay principal and interest.
          Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2 A satisfactory capacity to pay principal and interest.

     SP-3 A speculative capacity to pay principal and interest.

S&P may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     S&P assigns dual ratings to all long-term debt issues that have a demand or put feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses the demand feature alone. Long-term debt rating symbols are used for the long-term maturity and commercial paper rating symbols are used for the put option (for example, AAA/A-1+). For demand notes, S&P's note rating symbols are used with the commercial paper symbols (for example, SP-1+/a-1+).

     Rating criteria described in the Prospectus are applied on the basis of the highest rating applicable to the Municipal Security. This applies to split rated securities (i.e. different ratings by Moody's and S&P) and dual rated securities as described above.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL TAX EXEMPT TRUST--HIGH YIELD MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Tax Exempt Trust--High Yield Municipal Fund (the "Fund") at November 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 15, 1996

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
         MUNICIPAL BONDS 97.0%
         EDUCATION 1.7%
 $ 2,660 Montgomery County, Pennsylvania,
         Industrial Development Authority
         Rev., 1st Mtg. (Meadowood Corp.
         Project).........................    7.750% 09/01/14 $  2,833,405
   5,000 New Hampshire, Higher Education &
         Health (Daniel Webster College
         Issue)...........................    7.625  07/01/16    5,153,250
   1,000 New Jersey, State Educational
         Facilities, Series A.............    7.250  07/01/25    1,026,720
   1,500 New York City, New York,
         Industrial Development Agency,
         Marymount-Manhattan College......    7.000  07/01/23    1,586,745
     645 Pennsylvania, State Higher
         Educational Facilities Authority,
         College and University Rev.,
         (College of Science &
         Agriculture).....................    6.900  04/01/14      671,510
   1,000 Pennsylvania, State Higher
         Educational Facilities Authority,
         College and University Rev.,
         (College of Science &
         Agriculture).....................    7.000  04/01/22    1,037,090
   1,000 Vermont, Educational & Health
         Buildings Finance Authority......    7.150  04/15/14    1,078,790
                                                              ------------
                                                                13,387,510
                                                              ------------
         GENERAL OBLIGATIONS 6.6%
   1,000 Arrowhead Metropolitan District,
         Colorado.........................    8.125  12/01/11    1,071,120
   2,000 Beaver Creek Metropolitan
         District, Colorado...............    9.250  12/01/05    2,128,180
   1,060 Berry Creek Metropolitan
         District, Colorado, Refunding....    7.300  12/01/12    1,101,075
   1,000 Brush Creek Village, Colorado,
         Water District...................    8.875  11/15/09    1,217,280
   6,205 California State, Veterans Bonds.    7.375  04/01/19    6,336,732
   1,250 Cordillera Metropolitan District,
         Colorado, Eagle County...........    8.250  12/01/13    1,360,662
   1,650 Dove Valley Metropolitan
         District, Arapahoe County,
         Colorado.........................    9.500  12/01/08    1,719,432
   4,000 Fairlake Metropolitan District,
         City & County of Denver,
         Colorado,
         Series 1991......................    9.625  12/01/10    4,730,280
   2,000 Greenwood Metropolitan District,
         Colorado.........................    7.300  12/01/06    2,132,780
   1,500 Greenwood South Metropolitan,
         Colorado.........................    7.250  12/01/06    1,613,910
   2,000 Illinois, Development Finance
         Authority, (Debt Restructure,
         East St. Louis)..................    7.375  11/15/11    2,184,240
   1,000 Landmark Metropolitan District,
         Colorado.........................    8.750  12/01/05    1,014,360
   1,500 Michigan State, Strategic Fund
         (Great Lakes Pulp & Fiber
         Project).........................   10.250  12/01/16    1,618,905
   3,000 Mountain Village Metropolitan
         District, San Miguel County,
         Colorado,
         Pre-refunded, 12/01/98...........   11.000  12/01/07    3,635,250
   2,000 New York City, New York, Series
         C................................    7.200  08/15/13    2,126,200
   2,000 New York City, New York, Series
         C................................    7.200  08/15/15    2,121,240
     500 Panorama Metropolitan District,
         Colorado, Series B...............    9.000  12/01/09      535,125
     265 Panorama Metropolitan District,
         Colorado.........................    9.500  12/01/05      274,691
   2,155 Section 14 Metropolitan District,
         Jefferson County, Colorado.......    9.000  12/01/09    2,585,440
     146 Skyland Metropolitan District,
         Colorado.........................     *     12/01/08      102,550
   1,500 Southtech Metropolitan District,
         Colorado, Refunding..............    6.875  12/01/11    1,575,930
   2,175 Southtech Metropolitan District,
         Colorado, Refunding..............    9.500  12/01/11    2,424,473
     660 Superior Metropolitan District
         No. 2, Colorado, Refunding,
         Series A.........................    7.250  12/01/02      690,512
     840 Superior Metropolitan District
         No. 2, Colorado, Refunding,
         Series A.........................    7.750  12/01/13      899,774
   1,210 University of the Virgin Islands,
         Public Finance Authority, Series
         A................................    7.500  10/01/09    1,308,797
   1,965 University of the Virgin Islands,
         Public Finance Authority, Series
         A................................    7.650  10/01/14    2,122,672
   3,000 Virgin Islands, Public Finance
         Authority........................    7.250  10/01/18    3,200,970
                                                              ------------
                                                                51,832,580
                                                              ------------
         HEALTH CARE 3.9%
     750 Chisago City, Minnesota, Health
         Facilities.......................    7.300  07/01/25      755,760
   1,000 Colorado Health Facilities
         Authority Rev., Cleo Wallace
         Center Project...................    7.000  08/01/15    1,040,710

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $   400 Colorado, Health Facilities
         Authority Rev., Mile High
         Transplant Bank..................   8.500%  06/01/07 $    421,756
   2,000 Colorado, Health Facilities
         Authority Rev., Refunding (Shalom
         Park Project)....................   7.250   12/15/25    2,046,260
   1,650 Colorado, Health Facilities
         Authority Rev., Refunding (Shalom
         Park Project)....................   7.125   12/15/17    1,690,177
   1,225 Connecticut State, Development
         Authority, Health Care Rev.
         (Independent Living Project)
         Series B.........................   8.000   07/01/17    1,293,637
   2,415 Connecticut State, Development
         Authority Rev., 1st Mtg.
         (Connecticut Baptist Homes, Inc.
         Project).........................   8.750   09/01/12    2,624,356
   1,500 Connecticut State, Development
         Authority Rev., 1st Mtg.
         (Connecticut Baptist Homes, Inc.
         Project).........................   9.000   09/01/22    1,645,515
   1,950 Connecticut State, Development
         Authority Rev. (Jerome Home
         Project).........................   8.000   11/01/19    2,041,084
   1,350 Doylestown, Pennsylvania,
         Hospital Authority Rev. (Pine
         Run) Series A....................   7.200   07/01/23    1,399,963
   1,000 Idaho, Health Facilities
         Authority, Rev. (Bannock Regional
         Medical Center Project)..........   6.375   05/01/17    1,003,340
   2,470 Illinois, Development Finance
         Authority, Health Facilities.....   7.125   03/01/10    2,569,837
   1,500 Maine, Veterans Homes, Rev.......   7.750   10/01/20    1,518,285
   1,495 Massachusetts State, Health &
         Educational Facilities Authority,
         Rev. (Independent Living)........   8.100   07/01/18    1,576,283
   1,190 Massachusetts State, Industrial
         Finance Rev......................   7.100   11/15/18    1,202,626
   2,425 New Hampshire, Higher Educational
         & Health Care, Private Placement,
         purchased 09/01/93...............   7.250   09/01/23    2,458,416
     560 Valparaiso, Indiana, Economic
         Development Rev..................   7.300   01/01/02      606,094
     980 Valparaiso, Indiana, Economic
         Development Rev..................   7.500   01/01/07    1,071,493
   1,405 Valparaiso, Indiana, Economic
         Development Rev..................   7.750   01/01/12    1,539,683
   2,045 Valparaiso, Indiana, Economic
         Development Rev..................   8.000   01/01/17    2,246,044
                                                              ------------
                                                                30,751,319
                                                              ------------
         HOSPITALS 15.9%
   1,945 Allegheny County, Pennsylvania,
         Hospital Development Authority
         Rev..............................   7.500   02/01/10    1,999,499
   3,120 Allegheny County, Pennsylvania,
         Hospital Development Authority
         Rev..............................   7.875   02/01/20    3,234,442
   1,500 Athens County, Ohio, Hospital
         Facilities Rev. (O'Bleness
         Memorial Hospital Project).......   7.100   11/15/23    1,481,970
   1,500 Bay County, Florida, Hospital
         Systems Rev......................   8.000   10/01/12    1,672,740
     500 Bay County, Florida, Hospital
         Systems Rev......................   8.000   10/01/19      557,580
   1,085 Bell County, Texas, Health
         Facilities Development Corp.
         (King's Daughters Hospital) .....   9.250   07/01/08    1,210,784
   3,150 Clark County, Ohio, Hospital
         Improvement Rev., Refunding
         (Community Hospital) Series A....   9.375   04/01/08    3,271,243
   1,945 Clearfield, Pennsylvania,
         Hospital Authority Rev.
         (Clearfield Hospital Project)
         Series 1994......................   6.875   06/01/16    2,037,524
   2,500 Connecticut State, Health &
         Educational Facilities Rev.
         (Tolland County Health Care,
         Inc.) Series A...................   9.200   07/01/21    2,784,125
   3,000 Delaware State, Economic
         Development Authority Rev.
         (Osteopathic Hospital Association
         of Delaware) Series A............   6.900   01/01/18    2,917,080
     975 Delaware State, Economic
         Development Authority Rev.
         (Osteopathic Hospital Association
         of Delaware) Series A............   9.500   01/01/22    1,025,037
     400 Delaware State, Economic
         Development Rev. (Gilpin Hall
         Project).........................   7.375   07/01/15      415,764
   1,000 Delaware State, Economic
         Development Rev. (Gilpin Hall
         Project).........................   7.625   07/01/25    1,045,330
   1,000 Dickinson County, Michigan,
         Memorial Hospital................   8.000   11/01/14    1,059,690
   2,090 District of Columbia, Hospital,
         Series A ........................   7.125   08/15/19    2,111,255
   1,500 Glendale, California, Hospital
         Rev., Refunding (Glendale
         Memorial Hospital & Health)
         Series A.........................   9.000   11/01/17    1,609,935
   1,250 Illinois, Health Facilities
         Authority Rev. (St. Elizabeths
         Hospital)........................   7.625   07/01/10    1,324,425

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                       Coupon  Maturity Market Value
---------------------------------------------------------------------------
    $ 1,500 Illinois, Health Facilities
            Authority Rev. (St. Elizabeths
            Hospital)......................    7.750% 07/01/16 $  1,580,700
      3,000 Illinois, Health Facilities
            Authority Rev., Series A.......    7.400  08/15/23    2,947,530
      2,645 Illinois, Health Facilities
            Authority Rev., Series A.......    6.750  08/15/23    2,526,530
      1,000 Jackson County, Oklahoma,
            Memorial Hospital Authority
            Rev. (Jackson Memorial
            Hospital)......................    9.000  08/01/15    1,099,110
 (/1/)1,500 Jackson Park Hospital
            Foundation, Chicago, Illinois
            (Jackson Park Hospital)........    9.000  03/01/05    1,239,375
        500 Leflore County, Oklahoma,
            Hospital Authority Improvement
            Rev............................    9.400  05/01/06      544,585
      3,305 Loves Park, Illinois, 1st Mtg.
            Rev. (Hossier Care Project)
            Series A.......................    9.750  08/01/19    3,583,645
      1,000 Lowndes County, Mississippi,
            Hospital Rev., Refunding
            (Golden Triangle Medical
            Center)........................    8.500  02/01/10    1,091,030
        460 Maine, Health & Higher
            Educational Facilities
            Authority Rev. (Franklin
            Memorial Hospital).............    9.875  07/01/13      514,257
      3,000 Massachusetts State, Health &
            Educational Facilities
            Authority Rev.,
            Series B (Milford-Whitinsville
            Regional Project)..............    7.750  07/15/17    3,065,670
        745 Massachusetts State, Health &
            Educational Facilities
            Authority Rev.
            (St. Annes Hospital) Series A..    9.250  07/01/05      742,556
      2,000 Massachusetts State, Health &
            Educational Facilities
            Authority Rev.
            (St. Annes Hospital) Series A..    9.375  07/01/14    2,002,840
        500 Massachusetts State, Industrial
            Finance Agency, Rev.
            (Atlanticare Medical Center)
            Series B.......................   10.125  11/01/14      560,255
        500 Michigan State, Hospital
            Financing Authority, Series A..    7.500  10/01/07      525,170
      1,500 Michigan State, Hospital
            Financing Authority, Series A..    8.100  10/01/13    1,597,470
      4,015 Michigan State, Hospital
            Finance Authority Rev.,
            Refunding (Saratoga Community
            Hospital)......................    8.750  06/01/10    4,439,466
      2,400 Michigan State, Hospital
            Finance Authority Rev.,
            Refunding (Gratiot Community
            Hospital) Series A.............    8.750  10/01/07    2,537,472
      2,000 Michigan State, Hospital
            Finance Authority Rev.,
            Refunding (Sinai Hospital).....    6.625  01/01/16    1,982,320
      1,075 Missouri State, Health &
            Educational Facilities
            (Bethesda Health Group, Inc.
            Project) Series A .............    7.500  08/15/12    1,119,537
      1,500 Missouri State, Health &
            Educational Facilities, Series
            A..............................    6.625  08/15/05    1,519,605
        805 Montgomery County, Texas,
            Health Facilities Development
            Corp., Hospital Mortgage Rev.
            (Woodlands Medical Center
            Project).......................    8.850  08/15/14      882,369
      2,000 New Hampshire, Higher
            Educational & Health Facility
            Authority, Hospital Rev. ......    7.500  06/01/05    2,230,240
      1,440 New Hampshire, Higher
            Educational & Health Facility
            Authority Hospital Rev.
            (Monadnock Community Hospital),
            Series 1990....................    9.125  10/01/20    1,644,365
      2,500 New Jersey, Health Care
            Facilities Authority Rev.
            (Raritan Bay Medical Center)...    7.250  07/01/14    2,645,625
      2,975 Newark-Wayne, New Jersey,
            Community Hospital, Rev.,
            Refunding & Improvement, Series
            A..............................    7.600  09/01/15    3,215,202
      1,500 Newton, Kansas, Hospital Rev.,
            Series A.......................    7.375  11/15/14    1,598,670
      1,000 Newton, Kansas, Hospital Rev.,
            Series A.......................    7.750  11/15/24    1,090,110
      1,250 Northeast Hospital, Texas,
            Rev., Series B.................    7.250  07/01/22    1,308,238
      2,000 Ohio State, Refunding, 1st Mtg.
            (Swifton Commons)..............    8.125  12/01/15    2,076,600
        750 Philadelphia, Pennsylvania,
            Hospitals & Higher Education
            Children's Seashore House,
            Series B.......................    7.000  08/15/12      789,810
      1,900 Philadelphia, Pennsylvania,
            Hospitals & Higher Education
            Facilities Authority, Hospital
            Rev. (Roxborough Memorial
            Hospital) Series 2.............    7.250  03/01/24    1,921,584
      1,025 Pinal County, Arizona,
            Industrial Development
            Authority (Casa Grande Regional
            Medical Center Project) Series
            A..............................    8.125  12/01/22    1,064,258

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $   475 Pinal County, Arizona, Industrial
         Development Authority (Casa
         Grande Regional Medical Center
         Project) Series B................    8.125% 12/01/22 $    493,193
     695 Pinal County, Arizona, Industrial
         Development Authority (Casa
         Grande Regional Medical Center
         Project).........................    9.000  12/01/13      718,998
     500 Randolph County, West Virginia,
         Building Commission, Refunding &
         Improvement (Davis Memorial
         Hospital Project)................    7.650  11/01/21      541,360
   3,255 Rusk County, Texas, Health
         Facilities Corp., Hospital Rev.
         (Henderson Memorial Hospital
         Project).........................    7.750  04/01/13    3,477,284
   2,250 Sandusky County, Ohio, Hospital
         Facility Rev., Refunding
         (Memorial Hospital Project)......    7.750  12/01/09    2,250,000
   1,500 Scranton-Lackawana, Pennsylvania,
         Health & Welfare Authorities Rev.
         (Allied Services Rehabilitation
         Hospital) Series A...............    7.125  07/15/05    1,590,945
   3,000 Scranton-Lackawana, Pennsylvania,
         Health & Welfare Authorities Rev.
         (Allied Services Rehabilitation
         Hospital) Series A...............    7.375  07/15/08    3,195,330
     300 Scranton-Lackawana, Pennsylvania,
         Health & Welfare Authorities Rev.
         (Moses Taylor Hospital Project)
         Series B.........................    8.250  07/01/09      326,670
     400 Selma, Alabama, Special Care
         Facilities Financing Authority
         Hospital Rev. (Vaughan Regional
         Medical Center Project)..........    9.500  06/01/14      443,272
   3,000 Somerset County, Pennsylvania,
         Hospital Authority...............    7.500  03/01/17    3,125,160
   1,000 South Dakota State, Health and
         Educational Authority Rev. (Huron
         Regional Medical Center).........    7.000  04/01/10    1,021,990
   1,000 South Dakota State, Health and
         Educational Authority Rev. (Huron
         Regional Medical Center).........    7.250  04/01/20    1,040,420
   2,000 Southwestern Illinois,
         Development Authority, Medical
         Facilities Rev. (Andersen
         Hospital Project) Series A.......    7.000  08/15/12    2,077,540
   3,000 Tulsa, Oklahoma, Industrial
         Authority, Hospital Rev. (Tulsa
         Regional Medical Center).........    7.200  06/01/17    3,243,960
   1,335 Tyler, Texas, Health Facilities
         Development Corp. (East Texas
         Medical Center Regional Health)
         Series A.........................    6.625  11/01/11    1,374,997
     700 Vermont, Educational & Health
         Buildings Financing Agency Rev.
         (Northwestern Medical Center)....    9.750  09/01/18      783,167
   1,000 Warren County, Pennsylvania,
         Hospital Authority Rev. (Warren
         General Hospital Project) Series
         A................................    6.900  04/01/11    1,038,030
   2,000 Washington County, Pennsylvania,
         Hospital Authority Rev.
         (Canonsburg General Hospital
         Project).........................    7.350  06/01/13    1,911,180
     400 Wells County, Indiana, Hospital
         Authority Rev. (Caylor-Nickel
         Medical Center, Inc.)............    8.500  04/15/03      432,144
   3,600 Wells County, Indiana, Hospital
         Authority Rev. (Caylor-Nickel
         Medical Center, Inc.)............    8.750  04/15/12    4,085,424
     790 Weslaco, Texas, Health Facilities
         Development Corp., Hospital Rev.
         (Weslaco Health Facility)........   10.375  06/01/16      914,441
     300 Wilmington, Delaware, Hospital
         Rev. (Osteopathic Hospital,
         Association of Delaware/Riverside
         Hospital) Series A...............   10.000  10/01/03      352,518
     500 Wilmington, Delaware, Hospital
         Rev. (Osteopathic Hospital,
         Association of Delaware/Riverside
         Hospital) Series A...............   10.200  10/01/18      590,185
     795 Wisconsin, State Health &
         Educational Facilities Authority
         Rev. (Hess Memorial Hospital
         Association).....................    7.200  11/01/05      799,404
   2,000 Wisconsin, State Health &
         Educational Facilities Authority
         Rev. (Hess Memorial Hospital
         Association).....................    7.875  11/01/22    2,013,620
     500 Woodward, Oklahoma, Municipal
         Authority Hospital, Rev..........    8.250  11/01/09      512,795
     500 Woodward, Oklahoma, Municipal
         Authority Hospital, Rev..........    9.250  11/01/14      555,430
                                                              ------------
                                                               124,354,074
                                                              ------------

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                      Coupon  Maturity Market Value
--------------------------------------------------------------------------
            HOUSING 12.7%
    $ 2,555 Albuquerque, New Mexico,
            Retirement Facilities Rev.,
            Refunding (La Vida Liena
            Project) Series A.............    8.850% 02/01/23 $  2,860,987
 (/1/)1,000 Atlanta, Georgia, Urban
            Residential Finance Authority,
            Multi-family Mtg. Rev.
            (Peachtree Apartments)........   10.500  12/01/10      930,580
      1,020 Austin, Minnesota, Multi-
            family Rev., Refunding (Cedars
            of Austin Project)............    7.500  04/01/17    1,049,325
      2,000 Austin, Minnesota, Multi-
            family Rev., Refunding (Cedars
            of Austin Project)............    7.500  04/01/18    2,050,000
      2,500 Berks County, Pennsylvania,
            Municipal Authority Rev.
            (Phoebe Berks Village, Inc.
            Project)......................    8.250  05/15/22    2,671,900
      1,605 Brevard County, Florida,
            Health Facilities Authority
            Rev...........................    7.375  11/15/04    1,685,298
      2,200 Brevard County, Florida,
            Health Facilities Authority
            Rev. (Courtenay Springs
            Village)......................    7.750  11/15/17    2,407,658
      1,955 Brooklyn Center, Minnesota,
            Multi-family, Series A........    7.400  12/01/15    1,981,881
      1,220 Brooklyn Center, Minnesota,
            Multi-family, Series A........    7.500  06/01/25    1,236,775
      1,500 Colorado, Health Facilities
            Authority Rev.................    9.000  01/01/25    1,620,195
        250 Harris County, Texas, Housing
            Finance Corp., Single Family
            Mtg. Rev......................    9.875  03/15/14      250,415
        300 Harris County, Texas, Housing
            Finance Corp., Single Family
            Mtg. Rev. Series 1983-A.......   10.125  07/15/03      300,678
      1,450 Harris County, Texas, Housing
            Finance Corp., Single Family
            Mtg. Rev. Series 1983-A.......   10.375  07/15/14    1,452,827
      3,505 Houston, Texas, Housing
            Finance Corp..................   10.375  12/15/13    3,554,771
      2,770 Iowa Finance Authority, Multi-
            family Rev., Refunding (Park
            West Project).................    8.000  10/01/23    2,877,060
      1,120 Jefferson County, Missouri,
            Industrial Development
            Authority, 1st Mtg. Rev.
            (Cedar Hills Retirement
            Village Project)..............   12.000  12/01/15    1,157,139
      1,250 Lebanon County, Pennsylvania,
            Health Facilities Authority
            Rev. (Church of Christ Homes
            Project)......................    7.000  10/01/14    1,284,812
      1,250 Lebanon County, Pennsylvania,
            Health Facilities Authority
            Rev. (Church of Christ Homes
            Project)......................    7.250  10/01/19    1,279,525
        690 Massachusetts, State
            Industrial, 1st Mtg...........    7.250  07/01/07      704,173
      1,410 Massachusetts, State
            Industrial, 1st Mtg...........    7.400  07/01/12    1,438,834
      1,530 Massachusetts, State
            Industrial, 1st Mtg...........    7.500  07/01/17    1,564,731
      1,950 Minneapolis, Minnesota, Health
            Care Facilities Authority
            Rev., Ebenezer Society
            Project, Series A.............    7.200  07/01/23    1,963,221
      3,780 Montgomery County,
            Pennsylvania, Industrial
            Development Authority, Rev.
            (Assisted Living Facilities)..    8.250  05/01/23    4,115,513
      3,040 New Brighton, Minnesota,
            Rental Housing Rev............    7.500  10/01/17    3,172,970
      4,535 New Hampshire, State Housing
            Finance Authority, Series A,
            FHA...........................    8.500  07/01/14    4,784,425
        910 New Hope, Minnesota, Multi-
            family Rev., Refunding
            (Broadway Lanel Project)......    7.750  09/01/07      945,263
      2,320 New Hope, Minnesota, Multi-
            family Rev., Refunding
            (Broadway Lanel Project)......    8.000  09/01/18    2,369,300
 (/2/)1,240 New Jersey Economic
            Development Authority, 1st
            Mtg. Gross Rev., Dover
            Residential Healthcare
            Facilities....................   13.375  11/01/14      869,265
      1,000 North Canton, Ohio, Health
            Care Facilities Rev.
            (Waterford at St. Luke
            Project)......................    8.625  11/15/21    1,085,970
      2,595 North Miami, Florida, Health
            Care Facilities Rev. (Imperial
            Club Project) Series A........    9.250  01/01/13    2,901,028
        960 North St. Paul, Minnesota,
            Multi-family, Refunding
            (Cottages North St. Paul).....    9.000  02/01/09    1,035,600
      2,220 North St. Paul, Minnesota,
            Multi-family, Refunding
            (Cottages North St. Paul).....    9.250  02/01/22    2,455,875

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                      Coupon  Maturity Market Value
--------------------------------------------------------------------------
    $ 2,000 North Syracuse, New York,
            Housing Authority Rev. (Janus
            Park Project).................    8.000% 06/01/14 $  1,996,160
        995 Oklahoma Housing Finance
            Agency, Single Family, Class
            A, GNMA.......................    7.997  08/01/18    1,080,819
      2,705 Orange County, Florida,
            Housing Finance Authority Rev.
            (Hands, Inc. Project) Series
            A.............................    7.875  10/01/15    2,716,929
      2,035 Orange County, Florida,
            Housing Finance Authority Rev.
            (Hands, Inc. Project) Series
            A.............................    8.000  10/01/25    2,043,913
      6,000 Rhode Island, Housing &
            Mortgage, Series 1-B, FHA.....    8.400  10/01/22    6,376,140
      3,105 Richmond, California,
            Redevelopment Agency..........    7.500  09/01/23    3,167,100
        300 Richmond County, Georgia,
            Development Authority, Nursing
            Home Rev., Refunding (Beverly
            Enterprises, Inc., Georgia
            Project)......................    8.750  06/01/11      339,558
      6,000 Richmond, Virginia,
            Redevelopment & Housing
            Authority, Multi-family Mtg.
            Rev, Series A.................    8.750  12/15/21    6,054,240
      3,000 Ridgeland, Mississippi, Urban
            Renewal (The Orchard, Ltd.
            Project) Series A.............    7.750  12/01/15    3,147,180
      1,000 Santa Rosa, California
            (Fountaingrove Parkway
            Extension)....................    7.625  09/02/19    1,030,700
        750 Snowmass Village, Colorado,
            Multi-family, Refunding,
            Series A......................    8.000  09/01/14      761,138
      2,000 Spring Lake Park, Minnesota,
            Multi-family Rev., Refunding..    8.375  01/01/22    2,145,000
      4,000 St. Charles, Illinois, Multi-
            family Rev. (Wessel Court
            Project)......................    7.600  04/01/24    4,223,600
        465 Sunrise, Florida, Series 86
            (Sunshine Palms Adult
            Congregate Living Facility)...   10.750  12/01/16      478,197
      2,000 Telluride, Colorado, Housing
            Authority, Housing Rev.,
            Refunding (Shandoka Apartments
            Project)......................    7.875  06/01/17    2,090,720
      1,500 Telluride, Colorado, Housing
            Authority, Housing Rev.,
            Series 1991...................    9.100  06/01/01    1,691,385
                                                              ------------
                                                                99,400,773
                                                              ------------
            INDUSTRIAL DEVELOPMENT
            REVENUE 6.0%
        500 Casa Grande, Arizona,
            Industrial Development
            Authority, Refunding..........    8.250  12/01/15      525,080
   (1)2,915 Chandler, Arizona, Industrial
            Development Authority Rev.
            (Chandler Financial Center
            Project) Series 1986..........    9.875  12/01/16    2,477,750
        875 Chandler, Arizona, Industrial
            Development Authority Rev.
            (Sheraton Hotel Project),
            Variable Rate Note, coupon
            rate as of 11/30/95...........    7.500  12/01/15      877,380
        865 Fort Walton Beach, Florida,
            1st Mtg. (Shoney's Inn &
            Restaurant)...................   10.500  12/01/16      921,926
      1,560 Gulf Shores, Alabama Rev.
            (Quality Inn, Beachsiding
            Project)
            Series 1986...................   11.000  06/01/16    1,593,556
      1,945 Harrison, Ohio, Refunding
            (Harrison Avenue K Mart Corp.
            Project)
            Series A......................    8.125  12/01/02    2,042,075
      3,000 Hialeah Gardens, Florida
            (Waterford Convalescent)
            Series A......................    8.250  12/01/14    3,182,340
      1,500 Homestead, Florida (Brookwood
            Gardens Center Project) Series
            A.............................    8.250  12/01/14    1,639,425
      3,915 Lehigh County, Pennsylvania
            (Allentown Interstate Motel)..    8.000  08/01/12    4,172,529
      3,000 Luzerne County, Pennsylvania,
            Industrial Development
            Authority, Exempt Facilities
            Rev., Refunding (Pennsylvania
            Gas & Water Co. Project)
            Series A......................    7.200  10/01/17    3,205,590
      1,300 Marion County, Florida,
            Industrial Development
            Authority Rev. (Marion Ross
            Corp.)........................   11.875  08/01/11    1,315,795
        800 Minneapolis, Minnesota,
            Commercial Development Rev.
            (Holiday Inn Metrodome
            Project)......................   10.500  06/01/03      811,000
   (/1/)650 Minneapolis, Minnesota,
            Community Development Agency,
            Commercial Development Rev.
            (Standard Mill Whitney Hotel
            Project)......................   12.000  04/01/10      513,500
      1,000 New Jersey, Economic
            Development Authority, Series
            E (Borg Warner Corp.).........   11.200  08/01/04    1,061,320
      2,000 Philadelphia, Pennsylvania,
            Industrial Development Rev....    7.750  12/01/17    2,037,000
      1,000 Pittsylvania County, Virginia,
            Series A......................    7.450  01/01/09    1,066,000
        510 Pocahontas, Iowa
            (International Harvester Co.).   10.250  10/01/00      528,799

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $ 4,505 Port of Corpus Christi, Texas
         (Valero Refining & Marketing
         Co.).............................   10.250% 06/01/17 $  4,982,755
     500 Port of Corpus Christi, Texas
         (Valero Refining & Marketing Co.)
         Series B.........................   10.625  06/01/08      554,590
   2,000 Port of New Orleans, Louisiana
         (Avondale Industries Inc.,
         Project).........................    8.250  06/01/04    2,193,060
   1,000 Port of New Orleans, Louisiana
         (Continental Grain Co.)..........   14.500  02/01/02    1,081,850
   3,000 Port of New Orleans, Louisiana
         (Continental Grain Co.)
         Refunding........................    7.500  07/01/13    3,109,560
   1,000 Port of New Orleans, Louisiana
         (Continental Grain Co.) Series A.   14.500  01/01/02    1,076,310
   1,340 Scott County, Tennessee (Fruehauf
         Corp.)...........................   10.750  01/01/09    1,430,530
   3,115 St. Charles, Illinois (Tri-City
         Center Project)..................    7.500  11/01/13    3,270,220
     750 Vincent, Alabama, Industrial
         Development Board (Shelby Motel
         Group, Inc. Project).............   10.500  09/01/16      743,715
                                                              ------------
                                                                46,413,655
                                                              ------------
         LIFE CARE 10.0%
   1,375 Atlantic Beach, Florida, Rev.,
         Series A.........................    7.500  10/01/02    1,442,801
   2,085 Atlantic Beach, Florida, Rev.,
         Series A.........................    7.875  10/01/08    2,248,235
   1,000 Chartiers Valley, Pennsylvania,
         Industrial & Commercial
         Development Authority (Ashbury
         Health Center Project)...........    7.250  12/01/11    1,033,780
   2,000 Chartiers Valley, Pennsylvania,
         Industrial & Commercial
         Development Authority (Ashbury
         Health Center Project)...........    7.400  12/01/15    2,060,680
   1,000 Chartiers Valley, Pennsylvania,
         Industrial & Commercial
         Development Authority, Series A..    9.500  12/01/15    1,169,750
   1,150 Cumberland County, Pennsylvania,
         Muncipal Authority Rev., 1st Mtg.
         (Carlisle Hospital & Health).....    6.800  11/15/14    1,185,788
     500 Fayetteville, Arkansas, Public
         Facilities Board Rev.
         (Butterfield Trail Village
         Project) Series B................    9.500  09/01/14      550,795
   1,350 Hanover Park, Illinois, 1st Mtg.
         Rev. (Windsor Park Manor
         Project).........................    9.500  12/01/14    1,465,209
   1,475 Illinois, Health Facilities
         Authority Rev. Covenant
         Retirement Communities, Series A.    7.600  12/01/12    1,566,730
   1,000 Illinois, Health Facilities
         Authority Rev. Fairview Obligated
         Group Project, Series A..........    9.500  10/01/22    1,100,000
   1,700 Illinois, Health Facilities
         Authority Rev., Series B.........    8.000  02/15/25    1,721,726
   5,000 Massachusetts, State Industrial
         Finance Agency Rev...............    9.000  05/01/22    5,578,350
     500 Massachusetts, State Industrial
         Finance Agency Rev. (Dimmock
         Community Health Center).........    8.000  12/01/06      533,965
   1,000 Massachusetts, State Industrial
         Finance Agency Rev. (Dimmock
         Community Health Center).........    8.500  12/01/13    1,103,170
   3,000 Massachusetts, State Industrial
         Finance Agency Rev. (Dimmock
         Community Health Center).........    8.500  12/01/20    3,300,210
     785 Massachusetts, State Industrial
         Finance Agency Rev. (Evergreen
         Center, Inc.)....................    8.000  11/01/06      844,165
   1,230 Massachusetts, State Industrial
         Finance Agency Rev. (Evergreen
         Center, Inc.)....................    8.375  11/01/13    1,366,862
   2,165 Massachusetts, State Industrial
         Finance Agency Rev. (Evergreen
         Center, Inc.)....................    8.500  11/01/20    2,447,446
   1,000 Massachusetts, State Industrial
         Finance Agency Rev., 1st Mtg.,
         Brookhaven Community, Series A...    7.000  01/01/15    1,000,000
     500 Massachusetts, State Industrial
         Finance Agency Rev., 1st Mtg.,
         Brookhaven Community.............   10.250  01/01/18      574,960
      35 Massachusetts, State Industrial
         Finance Agency Rev., 1st Mtg.,
         Pioneer Valley...................    7.000  10/01/01       35,519
     500 Massachusetts, State Industrial
         Finance Agency Rev., 1st Mtg.,
         Pioneer Valley...................    7.000  10/01/20      500,000

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                      Coupon  Maturity Market Value
--------------------------------------------------------------------------
    $ 3,000 Massachusetts, State
            Industrial Finance Agency
            Rev., 1st Mtg. Reeds Landing
            Project.......................    8.625% 10/01/23 $  3,177,210
        510 Massachusetts, State
            Industrial Finance Agency Rev.
            (Hillcrest Educational
            Centers, Inc. Project)........    7.500  07/01/00      514,258
        740 Massachusetts, State
            Industrial Finance Agency Rev.
            (Hillcrest Educational
            Centers, Inc. Project)........    8.000  07/01/05      754,778
      2,750 Massachusetts, State
            Industrial Finance Agency Rev.
            (Hillcrest Educational
            Centers, Inc. Project)........    8.450  07/01/18    2,834,232
        500 Montgomery County,
            Pennsylvania, Higher Education
            & Health Authority Rev.,
            Retirement Community (GDL
            Farms) Series A...............    9.500  01/01/20      604,430
      2,500 Montgomery County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Meadowood Corp.
            Project)......................   10.250  12/01/20    3,201,000
      1,550 Montgomery County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Meadowood Corp.
            Project) Series A.............    9.250  12/01/00    1,684,896
      2,025 Montgomery County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Meadowood Corp.
            Project) Series A.............   10.000  12/01/19    2,570,251
      2,250 New Jersey, Economic
            Development Authority, 1st
            Mtg. Gross Rev. Franciscan
            Oaks Project, Series A........    8.500  10/01/23    2,454,818
      1,000 New Jersey, Economic
            Development Authority Rev.,
            1st. Mtg. (The Evergreens)....    9.250  10/01/22    1,131,170
        500 New Jersey, Economic
            Development, Series A.........    8.500  01/01/10      540,270
      1,000 New Jersey, Economic
            Development, Series A.........    9.250  01/01/25    1,083,910
        750 North Hampton County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Kirkland Village
            Project)......................    7.375  12/15/18      756,435
        750 North Hampton County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Kirkland Village
            Project)......................    7.500  12/15/23      756,210
      3,400 Palm Beach County, Florida,
            Health Facilities Authority
            Rev., Refunding (Waterford
            Project)......................    7.750  10/01/15    3,500,062
 (/1/)1,044 Peoria, Arizona, Industrial
            Development Authority (Sierra
            Winds Life Care Community
            Project)......................   10.750  11/01/17      772,351
      1,500 Philadelphia, Pennsylvania,
            Industrial Development
            Authority Rev. (Cathedral
            Village)......................    7.250  04/01/15    1,593,810
      1,000 Philadelphia, Pennsylvania,
            Industrial Development
            Authority Rev. (Lutheran
            Retirement Home), Series B....    5.000  01/01/17      743,970
      1,370 Plantation, Florida, Health
            Facilities Authority Rev.
            (Covenant Retirement
            Communities, Inc.)............    7.625  12/01/12    1,485,628
        750 Plantation, Florida, Health
            Facilities Authority Rev.
            (Covenant Retirement
            Communities, Inc.)............    7.750  12/01/22      812,100
      4,000 Riverside County, California,
            Refunding (Air Force Village
            West, Inc.) Series A..........    8.125  06/15/20    4,160,000
        700 Salem, Oregon, Hospital
            Facility Authority Rev........    7.250  12/01/15      734,076
      1,500 Salem, Oregon, Hospital
            Facility Authority Rev........    7.500  12/01/24    1,583,985
      1,035 Scottsdale, Arizona,
            Industrial Development
            Authority Rev., Series A......    8.000  06/01/11    1,133,387
      2,000 Scottsdale, Arizona,
            Industrial Development
            Authority Rev., Series A......    8.250  06/01/15    2,202,480
      2,540 Scottsdale, Arizona,
            Industrial Development
            Authority Rev., 1st Mtg.
            (Westminister Village)........   10.000  06/01/17    2,833,141
        500 St. John's County, Florida,
            Industrial Development
            Authority, Refunding (Vicars
            Landing Project) Series A.....    6.750  02/15/12      502,495
      1,400 Tempe, Arizona, Industrial
            Development Authority Rev.
            (Friendship Village Temple)
            Series A......................    6.750  12/01/13    1,413,160
                                                              ------------
                                                                78,364,654
                                                              ------------

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
         MISCELLANEOUS 4.5%
 $ 1,800 Brea & Olinda, California,
         University School District,
         Certificate of Participation
         (High School Refunding Program)
         Series B.........................    7.000% 08/01/18 $  1,858,716
     500 Clay Road, Texas, Municipal
         Utilities District...............    7.625  09/01/11      543,310
   3,510 Denver, Colorado, City and
         County, Series A, GNMA...........    8.125  12/01/20    3,683,569
   1,055 Denver, Colorado, Rev. (Jewish
         Community Centers Project).......    7.375  03/01/09    1,136,689
   1,130 Denver, Colorado, Rev. (Jewish
         Community Centers Project).......    7.500  03/01/14    1,211,699
     815 Denver, Colorado, Rev. (Jewish
         Community Centers Project).......    7.875  03/01/19      880,257
   3,500 District of Columbia, Rev.
         (National Public Radio) Series A.    7.700  01/01/23    3,834,075
   2,910 Fresno, California, Certificates
         of Participation.................    8.500  05/01/16    3,087,277
     500 Hopewell, Virginia, Industrial
         Development Authority, Resource
         Recovery Rev., Refunding (Stone
         Container Corp. Project).........    8.250  06/01/16      536,040
   2,500 Hyland Hills, Colorado,
         Metropolitan Park & Recreation
         District, Special Rev., Series A.    8.625  12/15/12    2,746,950
   4,000 Lake Charles, Louisiana, Harbor &
         Terminal Facilities Rev.
         (Trunkline Liquified Nautural Gas
         Co. Project).....................    7.750  08/15/22    4,521,640
   2,000 Maryland, State Energy Financing
         Administration, Rev..............    7.400  09/01/19    2,050,160
   3,770 Massachusetts, State Industrial
         Finance Agency Rev. (Lynn Mental
         Health Association Project)......    8.800  06/01/14    4,341,834
   1,000 South Orange County, California,
         Public Funding Authority Rev.,
         Series B.........................    7.000  09/01/07      974,910
     961 Texas General Services, Community
         Partner Interests (Office
         Building and Land Acquisition
         Project).........................    7.000  08/01/09      990,717
   1,091 Texas General Services, Community
         Partner Interests (Office
         Building and Land Acquisition
         Project).........................    7.000  08/01/19    1,125,014
   1,400 Texas General Services, Community
         Partner Interests (Office
         Building and Land Acquisition
         Project).........................    7.000  08/01/24    1,444,826
                                                              ------------
                                                                34,967,683
                                                              ------------
         NURSING HOMES 12.0%
     710 Albuquerque, New Mexico, Nursing
         Home Rev., Refunding (Albuquerque
         Health Care).....................    9.750  12/01/14      769,526
   2,000 Calvert County, Maryland,
         Economic Development.............    8.375  01/01/15    2,059,520
     500 Carmel, Indiana, Retirement
         Rental Housing Rev., Refunding
         (Beverly Enterprises, Inc.)......    8.750  12/01/08      568,125
     750 Charleston County, South
         Carolina, Health Facilities Rev.,
         Refunding, 1st Mtg. (Episcopal
         Project).........................    9.750  04/01/16      949,972
   1,500 Charleston County, South
         Carolina, Health Facilities Rev.,
         Refunding, 1st Mtg. (Roper
         Geriatric Center, Inc. Project)..    7.750  05/01/17    1,570,470
     190 Charlotte County, Florida,
         Industrial Development Authority,
         Refunding (Beverly Enterprises,
         Inc.)............................   10.000  06/01/11      221,950
   1,500 Chesterfield, Missouri,
         Industrial Development Authority
         Rev. (St. Andrews Episcopal-
         Presbyterian) Series A...........    8.500  12/01/19    1,628,130
   1,740 Collier County, Florida,
         Industrial Development Authority
         Rev., Retirement Rent Housing,
         Refunding (Beverly Enterprises,
         Inc.)............................   10.750  03/01/03    2,075,716
     585 Colorado, Health Facilities
         Authority Rev. (Beth Israel at
         Shalom, Park Project)............    7.400  12/15/07      634,760
     250 Colorado, Health Facilities
         Authority Rev. (Beth Israel at
         Shalom, Park Project)............    8.000  12/15/22      274,180
     925 Columbia County, Pennsylvania,
         Industrial Development Authority,
         Refunding (1st Street Association
         Project).........................    9.000  05/01/14    1,048,635
     980 Covington-Alleghany County,
         Virginia, Industrial Development
         Authority Rev., Refunding
         (Beverly Enterprises, Inc.
         Project).........................    9.375  09/01/01    1,116,563
   1,000 Cuyahoga County, Ohio, Health
         Care Facilities Rev. (Jennings
         Hall)............................    7.200  11/15/14    1,000,000
   1,500 Cuyahoga County, Ohio, Health
         Care Facilities Rev. (Jennings
         Hall)............................    7.300  11/15/23    1,491,075

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                      Coupon  Maturity Market Value
--------------------------------------------------------------------------
    $ 2,800 Delaware State, Economic
            Development Authority,
            Refunding, 1st Mtg. (Dover
            Health Care)..................    7.875% 04/01/08 $  3,055,668
 (/1/)2,500 DeSoto, Texas, Health
            Facilities Development Corp.
            Rev. (Park Manor Senior Care,
            Inc. Project).................   11.000  12/01/16    2,500,000
        500 Fairfield, Ohio, Economic
            Development Rev., Refunding
            (Beverly Enterprises, Inc.)...    8.500  01/01/03      548,990
      1,000 Gardendale, Alabama, Hospital
            & Nursing Home Medical Clinic
            Board Rev., Series A..........   11.000  04/01/20    1,053,980
      1,000 Good Shepherd Nursing Home,
            Missouri, Nursing Home
            Facilities Rev................    7.625  07/01/15    1,028,700
      3,000 Good Shepherd Nursing Home,
            Missouri, Nursing Home
            Facilities Rev................    7.750  07/01/25    3,104,550
      1,185 Hernando County, Florida,
            Refunding (Beverly
            Enterprises, Inc.)............   10.000  09/01/11    1,390,135
      1,500 Indiana, Health Facilities
            Authority (St. Anthony Home)..    7.000  05/15/17    1,517,265
      1,000 Indiana, Health Facilities
            Authority (St. Anthony Home)..    7.250  05/15/24    1,025,940
      2,905 Jefferson County, Missouri,
            Industrial Development
            Authority Rev., 1st Mtg.
            (Cedar Hills Retirement
            Village Project) Series A.....    8.250  12/01/15    2,905,000
        250 Lee County, Florida,
            Industrial Development
            Authority, Economic
            Development Rev., Refunding
            (Encore Nursing Center
            Partner)......................    8.125  12/01/07      272,987
        250 Lehigh County, Pennsylvania,
            1st Mtg, (Bible Fellowship
            Project)......................    7.150  12/15/08      258,725
      2,315 Lehigh County, Pennsylvania,
            1st Mtg, (Bible Fellowship
            Project)......................    8.000  12/15/23    2,414,545
        690 Louisiana, Public Facilities
            Authority Rev., Refunding
            Industrial Development
            (Beverly Enterprises, Inc.)...    8.250  09/01/08      749,457
      2,000 Luzerne County, Pennsylvania,
            Industrial Development
            Authority, 1st Mtg. Rev.,
            Refunding (Birchwood Nursing
            Center Project) Series A......    7.875  12/01/13    2,178,440
      1,200 Maplewood, Minnesota, Health
            Care Facilities Rev., (VOA
            Care Centers Project).........    7.450  10/01/16    1,244,988
        800 Massachusetts, Industrial
            Finance Agency, Industrial
            Development Authority,
            Refunding (Beverly
            Enterprises, Inc.)............    8.375  05/01/09      886,648
      1,700 Massachusetts, State
            Industrial Finance Agency
            Rev., 1st Mtg.................    7.700  01/01/14    1,790,559
      1,005 Massachusetts, State
            Industrial Finance, Refunding,
            1st Mtg., Series A............    7.400  01/15/09    1,047,431
      2,000 Massachusetts, State
            Industrial Finance, Refunding,
            1st Mtg., Series A, Evanswood
            Bethzatha.....................    7.625  01/15/14    2,094,500
      1,000 Massachusetts, State
            Industrial Finance, Refunding,
            1st Mtg., Series A, Healthcare
            Corp Project..................    7.625  04/01/13    1,031,550
        395 McCormick County, South
            Carolina, Hospital Facilities
            Rev., Series 88 (McCormick
            Hospital).....................   10.500  03/01/18      417,981
      1,000 Minneapolis, Minnesota, Health
            Care Facilities Authority
            Rev., St. Olaf Residence, Inc.
            Project.......................    7.100  10/01/23    1,039,440
      3,595 Montgomery County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            Health Care (Advanced
            Geriatric) Series A...........    8.375  07/01/23    3,989,803
        910 Montgomery County,
            Pennsylvania (Pennsburg
            Nursing & Rehabilitation
            Center).......................    7.625  07/01/18      898,334
      2,200 Nevada, State Department
            Community Health Facilities,
            Rev., Refunding (Washoe
            Convalescent Center Project)..    8.125  06/01/03    2,329,536
      1,620 New Hampshire, Higher
            Education & Health Rev........    8.000  06/01/04    1,738,568
      2,000 New Hampshire, Higher
            Education & Health Rev........    9.000  06/01/14    2,280,020
      4,365 New Jersey, Economic
            Development Authority.........    7.500  07/01/20    4,521,878
        500 New Jersey, Economic
            Development Authority Rev.,
            Refunding, Burnt Tavern
            Convalescent, Series A........    9.000  11/15/13      557,760
        750 New Jersey, Economic
            Development Authority Rev.,
            Refunding, 1st Mtg., Delaire
            Nursing, Series A.............    8.750  11/01/10      814,178
        840 New Jersey, Economic
            Development Authority Rev.,
            Refunding, Stone Arch Nursing
            Home Project..................    8.750  12/01/10      929,468
        500 New Jersey, Economic
            Development Authority Rev.,
            Refunding, Zirbser-Greenbriar,
            Inc., Series A................    7.375  07/15/03      516,985

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $   915 New Jersey, Economic Development
         Authority Rev., Refunding,
         Zirbser-Greenbriar, Inc., Series
         A................................    7.750% 07/15/08 $    957,795
     500 New Jersey, Economic Development
         Rev., Series A...................    8.000  01/01/09      521,290
   1,000 New Jersey, Economic Development
         Authority Rev., Refunding........    8.400  12/15/15    1,074,090
   1,000 New Jersey, Economic Development
         Authority Rev., Refunding (Green
         Acres Manor, Inc.) Series A......    8.250  01/01/17    1,050,040
     420 New Jersey, Economic Development
         Authority Rev., (United Methodist
         Homes) Series A..................    7.500  07/01/24      442,546
     500 Oakland County, Michigan,
         Economic Development (Pontiac
         Osteopathic Hospital Project)....    9.625  01/01/20      606,655
     465 Orange County, Florida,
         Industrial Development Authority
         Rev., Refunding (Beverly
         Enterprises, Inc.)...............    9.250  08/01/10      527,566
   2,000 Philadelphia, Pennsylvania
         (FFE/Maplewood)..................    8.000  01/01/14    2,140,360
   2,835 Philadelphia, Pennsylvania
         (FFE/Maplewood)..................    8.000  01/01/24    3,033,960
   1,170 Philadelphia, Pennsylvania,
         Industrial Development Authority
         Rev., 1st Mtg., (RHA/Care
         Pavilion Project)................   10.250  02/01/18    1,208,025
     500 San Antonio, Texas, Health
         Facilities Development Corp. Rev.
         (Encore Nursing Center Partner)..    8.250  12/01/19      558,790
     725 Santa Fe, New Mexico, Refunding
         (Casa Real Nursing Home).........    9.750  01/01/13      791,425
     250 Santa Rosa County, Florida,
         Industrial Development Authority
         Rev., 1st Mtg. (Sandy Ridge Care
         Center)..........................   10.500  04/01/16      254,303
     500 Sherman, Illinois (Villa Health
         Care) 1st Mtg., Series A.........    8.250  10/01/14      528,165
     500 Sherman, Illinois (Villa Health
         Care) 1st Mtg., Series A.........    8.500  10/01/24      529,000
     250 Smith County, Tennessee, Health
         and Educational Facilities
         (Healthcare Corporation Project)
         Refunding........................    7.000  04/01/08      256,435
     500 Smith County, Tennessee, Health
         and Educational Facilities
         (Healthcare Corporation Project)
         Refunding........................    7.400  04/01/13      509,820
     250 South Carolina, Jobs Economic
         Dev. Authority, Health Facilities
         Rev., 1st Mtg. (Lutheran Homes
         South Carolina Project)..........    7.750  10/01/12      273,295
     750 South Carolina, Jobs Economic
         Dev. Authority, Health Facilities
         Rev., 1st Mtg. (Lutheran Homes
         South Carolina Project)..........    8.000  10/01/22      817,013
     500 St. Louis, Missouri, Industrial
         Development Authority Rev., 1st
         Mtg. (Deaconess Manor
         Association).....................    7.500  06/01/16      486,265
     500 St. Louis, Missouri, Industrial
         Development Authority Rev., 1st
         Mtg. (Deaconess Manor
         Association).....................    7.500  06/01/23      493,130
   1,880 St. Paul, Minnesota, Housing &
         Redevelopment Authority,
         Commercial Development Rev.,
         Refunding (Beverly Enterprises,
         Inc.)............................    7.750  11/01/02    1,966,950
     470 Truth or Consequences, New
         Mexico, Nursing Home Rev.,
         Refunding & Improvement (Sierra
         Health Care).....................    9.750  12/01/14      509,405
   3,675 Valparaiso, Indiana, Economic
         Development Rev., Refunding, 1st
         Mtg. (Whispering Pines)..........    9.500  01/01/07    4,442,561
     250 Warren County, Pennsylvania,
         Industrial Development Authority
         Rev., Refunding (Beverly
         Enterprises, Inc.)...............    9.000  11/01/12      287,213
     250 Westmoreland County, Virginia,
         Industrial Development Authority,
         Health Facilities Rev., 1st Mtg.
         (Mary Washington Health Center)..    7.000  02/01/13      252,953
   1,500 Westmoreland County, Virginia,
         Industrial Development Authority,
         Health Facilities Rev., 1st Mtg.
         (Mary Washington Health Center)..    7.000  02/01/23    1,504,995
                                                              ------------
                                                                93,566,676
                                                              ------------
         POLLUTION CONTROL REVENUE 7.7%
   2,500 Baltimore County, Maryland
         (Bethlehem Steel Corp. Project),
         Series A.........................    7.500  06/01/15    2,629,850
     560 Baltimore County, Maryland
         (Bethlehem Steel Corp. Project),
         Series A.........................    7.550  06/01/17      583,906
   4,000 Beaver County, Pennsylvania,
         Industrial Development Authority
         Rev., Series A...................    7.750  05/01/20    4,222,880

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $ 7,000 Beaver County, Pennsylvania,
         Industrial Development Authority
         Toledo Edison, Series A..........    7.625% 05/01/20 $  7,308,770
   2,500 Clairborne County, Mississippi
         (Middle South Energy)............    8.250  06/01/14    2,774,125
   1,500 Clairborne County, Mississippi
         (Middle South Energy)............    9.500  04/01/16    1,564,080
   5,575 Clairborne County, Mississippi
         (Middle South Energy)............    9.875  12/01/14    6,357,953
   3,700 Hodge, Louisiana, Utility Rev.
         (Stone Container) Series 1990....    9.000  03/01/10    4,029,818
   1,500 Illinois, Development Finance
         Authority (Illinois Power Co.
         Project) Refunding, Series A.....    8.300  04/01/17    1,628,535
     500 Montgomery County, Pennsylvania,
         Industrial Development Authority
         Rev., Refunding, 1st Mtg. (The
         Meadowood Corp.).................    7.000  12/01/10      497,250
   1,500 Montgomery County, Pennsylvania,
         Industrial Development Authority
         Rev., Refunding, 1st Mtg. (The
         Meadowood Corp.).................    7.250  12/01/15    1,501,185
   4,000 Montgomery County, Pennsylvania,
         Industrial Development Authority
         Rev., Refunding, 1st Mtg. (The
         Meadowood Corp.).................    7.400  12/01/20    3,981,920
   4,000 New Hampshire, State Industrial
         Authority Rev....................   10.750  10/01/12    4,485,080
   3,420 New Hampshire, State Industrial
         Authority Rev. Public Service Co.
         of New Hampshire Project, Series
         A................................    7.650  05/01/21    3,629,236
   2,300 New Hampshire, State Industrial
         Authority Rev. Public Service Co.
         of New Hampshire Project, Series
         A................................    7.650  05/01/21    2,440,714
   1,850 New Hampshire, State Industrial
         Development Authority Rev.,
         Refunding........................    7.375  05/01/14    1,969,751
   4,930 Ohio, State Air Quality
         Development Authority Rev. Toledo
         Edison,
         Series B.........................    9.875  11/01/22    5,359,157
   2,000 Ohio, State Water Development
         Authority Pollution Control
         Facilities Rev., Series A........    8.000  10/01/23    2,157,740
   1,000 Parish of West Feliciana,
         Louisiana (Gulf State Utilities
         Project).........................    9.000  05/01/15    1,146,410
     500 Parish of West Feliciana,
         Louisiana (Gulf State Utilities
         Project) Series A................    7.500  05/01/15      541,315
   1,500 Sabine River Authority, Texas,
         Refunding (Texas Utilities Co.
         Project).........................    7.750  04/01/16    1,549,725
                                                              ------------
                                                                60,359,400
                                                              ------------
         PUBLIC IMPROVEMENTS 2.1%
   1,835 Antioch, California, Improvement
         Act 1915, Series E...............    7.125  09/02/16    1,837,055
   1,300 Emeryville, California...........    7.300  09/02/21    1,340,079
   1,250 Erlanger, Kentucky, Assessment
         Rev. (Public Improvement
         Project).........................    7.500  08/01/18    1,305,162
   2,200 Fresno, California, JT Powers
         Financing Authority, Local Agency
         Rev. Series B....................    6.750  09/02/01    2,300,782
     900 Fresno, California, JT Powers
         Financing Authority, Local Agency
         Rev. Series B....................    7.350  09/02/12      933,714
   1,500 Henderson, Nevada, Local
         Improvement Districts, Series B..    7.300  11/01/12    1,509,960
     960 Las Vegas, Nevada, Local
         Improvement Bonds Special
         Improvement District No. 404.....    7.300  11/01/09      985,334
     985 Las Vegas, Nevada, Local
         Improvement Bonds Special
         Improvement District No. 505
         (Elkhorn Springs)................    8.000  09/15/13    1,009,645
   2,000 Perris, California, Public
         Funding, Series D................    7.875  09/01/25    2,112,840
     100 Rancho Cucamonga, California,
         Community Facilities District....    8.000  09/01/20      106,312
   1,500 Rancho Cucamonga, California,
         Community Facilities District....    8.250  09/01/19    1,592,550
     500 Riverside County, California.....    7.400  09/02/09      515,805
   1,000 Riverside County, California.....    7.625  09/02/14    1,031,230
                                                              ------------
                                                                16,580,468
                                                              ------------
         SALES TAX REVENUE 5.3%
   1,000 Bedford Park, Illinois, Tax
         Increment Rev., Bedford City
         Project..........................    9.250  02/01/12    1,106,580
   1,500 Bedford Park, Illinois, Tax
         Increment Rev., Mark IV Project..    9.750  03/01/12    1,724,400
   3,000 Broadview, Illinois, Tax
         Increment Rev....................    8.250  07/01/13    3,339,930
   3,000 Crestwood, Cook County, Illinois,
         Tax Increment Rev................    7.250  12/01/08    3,053,460

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $   870 Delaware County, Pennsylvania,
         Authority Rev., 1st Mtg. (Riddle
         Village Project).................    8.750% 06/01/10 $    969,719
   2,800 Delaware County, Pennsylvania,
         Authority Rev., 1st Mtg. (Riddle
         Village Project).................    9.250  06/01/22    3,222,324
   1,965 Denver, Colorado, Urban Renewal
         Authority, Tax Increment Rev.....    8.500  05/01/16    2,166,354
     445 Detroit, Michigan, Location
         Development Finance Authority....    9.500  05/01/21      497,350
   1,315 Edgewater, Colorado,
         Redevelopment Rev. ..............    6.750  12/01/08    1,382,578
   1,000 Folsom, California, Community
         Facilities District #10..........    8.000  09/01/15    1,031,490
   4,000 Hodgkins, Illinois, Tax Increment
         Rev..............................    7.625  12/01/13    4,182,600
   1,500 Hodgkins, Illinois, Tax Increment
         Rev..............................    9.500  12/01/09    1,944,075
     500 Hodgkins, Illinois, Tax Increment
         Rev..............................    9.500  12/01/09      591,345
   1,500 Huntington Park, California,
         Series C.........................    7.600  09/01/18    1,590,255
   1,000 Moreno Valley, California,
         Special Tax Rev., Towngate
         Community Facilities District 87-
         1................................    7.125  10/01/23    1,028,560
   4,215 New York City, New York,
         Industrial Development Agency....    8.500  12/30/22    4,718,566
     500 Philadelphia, Pennsylvania,
         Parking Authority Rev............    8.750  03/01/05      505,265
   1,785 Philadelphia, Pennsylvania,
         Parking Authority Rev............    8.875  03/01/10    1,804,332
   1,250 Richmond, California, JT Powers
         Financing Authority, Improvement
         District No. 851 & No. 853,
         Series A.........................    7.400  09/02/19    1,289,013
   1,900 Round Lake Beach, Illinois, Tax
         Increment Rev., Series 1993......    7.200  12/01/04    2,009,459
     500 Round Lake Beach, Illinois, Tax
         Increment Rev., Series 1993......    7.500  12/01/13      516,680
   1,890 St. Louis, Missouri, Tax
         Increment Rev. (Scullin
         Redevelopment Area) Series A.....   10.000  08/01/10    2,305,687
                                                              ------------
                                                                40,980,022
                                                              ------------
         TRANSPORTATION 3.5%
   1,000 Chicago, Illinois, O'Hare
         International Airport, Special
         Facilities Rev. (American
         Airlines, Inc. Project)..........    8.200  12/01/24    1,163,070
     540 Chicago, Illinois, O'Hare
         International Airport, Special
         Facilities Rev. (American
         Airlines, Inc. Project) Series A.    7.875  11/01/25      591,716
   2,000 Chicago, Illlinois, Skyway
         Tollbridge Rev., Refunding.......    6.750  01/01/17    2,061,780
   3,000 Cleveland, Ohio, Parking
         Facilities Rev.,.................    8.000  09/15/12    3,222,360
   1,500 Dallas-Fort Worth, Texas,
         International Airport Facilities
         Improvement Corp. Rev., American
         Airlines, Inc....................    7.250  11/01/30    1,585,530
     500 Dallas-Fort Worth, Texas,
         International Airport Facilities
         Improvement Corp. Rev., American
         Airlines, Inc....................    7.500  11/01/25      531,285
   1,250 Dallas-Fort Worth, Texas,
         International Airport Facilities
         Improvement Corp. Rev., Delta
         Airlines, Inc....................    7.625  11/01/21    1,341,287
   7,625 Dayton, Ohio, Special Facilities
         Rev. (Emery Air Freight Corp.)
         Series A.........................   12.500  10/01/09    8,766,691
   2,400 Kenton County, Kentucky, Airport
         Board, Special Facilities, Rev.
         (Delta Airlines, Inc. Project)...    7.500  02/01/12    2,584,176
   1,195 Kenton County, Kentucky, Airport
         Board, Special Facilities, Rev.
         (Delta Airlines, Inc. Project)...    8.100  12/01/15    1,300,662
   4,000 New Jersey, Economic Development
         Authority Rev. (Holt Hauling)
         Series D.........................   10.250  09/15/14    4,242,360
                                                              ------------
                                                                27,390,917
                                                              ------------
         UTILITIES 3.8%
   1,500 Colton, California, Public
         Finance Authority................    7.500  10/01/20    1,533,735
     275 Fort Bend County, Texas,
         Refunding #25....................    8.000  10/01/15      297,280
     930 Hawaii County, Hawaii,
         Improvement District No. 17,
         Special Assessment-Kaloko
         Subdivision......................    9.500  08/01/11      998,606
   1,020 Massachusetts, State Industrial
         Finance Agency Rev...............    7.300  09/01/10    1,052,334
     915 Massachusetts, State Industrial
         Finance Agency Rev...............    7.600  09/01/17      939,888

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon Maturity Market Value
-------------------------------------------------------------------------------
 $ 1,820 Massachusetts, State Industrial Finance
         Agency Rev.............................   7.750% 09/01/25 $  1,869,122
   1,500 Mill Creek, Illinois, Water Reclamation
         District, Rev..........................   8.000  03/01/10    1,542,180
   2,500 Mill Creek, Illinois, Water Reclamation
         District, Rev..........................   8.000  03/01/10    2,570,300
   4,110 New Hampshire, State Business Finance
         Authority, Electric Facilities Rev.
         (Plymouth Cogeneration Light Power)....   7.750  06/01/14    4,221,011
     975 New Jersey, Economic Development
         Authority Rev., 1st Mtg. (Millhouse
         Project) Series A......................   8.250  04/01/10      983,385
   2,060 New Jersey, Economic Development
         Authority Rev., 1st Mtg. (Millhouse
         Project) Series A......................   8.500  04/01/16    2,091,003
   2,000 New York, State Energy.................   7.150  12/01/20    2,066,920
   2,500 New York, State Energy Research &
         Development Authority, Electric
         Facilities Rev. (Long Island Lighting)
         Series B...............................   7.150  02/01/22    2,583,650
   2,000 New York, State Energy Research, Series
         A......................................   7.125  12/01/29    2,223,460
   1,530 Norco, California, Sewer and Water
         Rev., Refunding........................   7.200  10/01/19    1,600,074
     200 Northwest Harris County, Texas,
         Municipal Utility #22, Refunding,
         Combined Tax and Rev., Water Works and
         Sewer System...........................   8.000  10/01/15      233,686
   1,000 Pennsylvania, Economic Development
         Funding................................   7.600  12/01/20    1,120,450
   1,500 Pennsylvania, Economic Development
         Funding, Series A......................   9.250  01/01/22    1,594,665
                                                                   ------------
                                                                     29,521,749
                                                                   ------------
         WASTE DISPOSAL 1.3%
   1,750 Greater Detroit, Michigan, Resource
         Recovery Agency, Rev., Series C........   9.250  12/13/08    1,827,402
   1,500 Michigan State Strategic Fund, Rev.,
         Refunding (Genesee Power Station
         Project)...............................   7.500  01/01/21    1,551,285
   1,500 Parish of St. James, Louisana, Solid
         Waste Disposal Rev. (Kaiser Aluminum
         Project)...............................   7.750  08/01/22    1,628,040
   3,000 Port Walla Walla, Washington, Solid
         Waste Recycling Rev. (Ponderosa Fibres
         Project)...............................   9.125  01/01/26    3,088,140
   1,500 Rockdale County, Georgia, Development
         Authority Rev., Solid Waste Disposal
         (Visy Paper, Inc. Project).............   7.500  01/01/26    1,563,390
                                                                   ------------
                                                                      9,658,257
                                                                   ------------
         TOTAL MUNICIPAL BONDS (Cost $720,774,254)...............   757,529,737
                                                                   ------------
         MUNICIPAL VARIABLE RATE DEMAND
         NOTES+ 1.6%
   1,000 Hamilton County, Ohio, Series A........   3.800  03/01/17    1,000,000
     600 Jackson County, Mississippi, Pollution
         Control Rev............................   3.650  06/01/23      600,000
   1,100 Kansas City, Missouri, Hospital Rev....   3.850  10/15/14    1,100,000
     100 New York City, New York, Series 1993-
         A4.....................................   3.800  08/01/21      100,000
   2,880 New York, State Job Development
         Authority .............................   3.850  03/01/07    2,880,000
   6,800 North Carolina, Medical Care, Series
         1991-A.................................   3.800  10/01/20    6,800,000
     100 Pinal County, Arizona, Pollution
         Control Rev............................   3.800  12/01/09      100,000
                                                                   ------------
         TOTAL MUNICIPAL VARIABLE RATE DEMAND NOTES
         (Cost $12,580,000)......................................    12,580,000
                                                                   ------------
 TOTAL INVESTMENTS (Cost $733,354,254) 98.6%.....................   770,109,737
 OTHER ASSETS AND LIABILITIES, NET 1.4%..........................    11,200,989
                                                                   ------------
 NET ASSETS 100%.................................................  $781,310,726
                                                                   ============

*Zero coupon bond
+Interest rates as of November 30, 1995
(1)Security is not expected to pay interest at the stated rate and accordingly interest is being accrued at a lesser interest rate.
(2)Security is non-income producing but is expected to pay interest at a lesser rate in January 1996. Valuation is based on information provided by brokers trading in this security.
Rev.--Revenue bond.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $733,354,254)................. $770,109,737
Interest receivable..............................................   18,979,845
Receivable for investments sold..................................    8,714,943
Receivable for Fund shares sold..................................    1,150,084
Other assets.....................................................       41,104
                                                                  ------------
  Total Assets...................................................  798,995,713
                                                                  ------------
LIABILITIES
Payable for investments purchased................................   13,373,138
Dividends payable................................................    2,408,690
Payable for Fund shares redeemed.................................      714,004
Due to Distributor...............................................      487,351
Due to Adviser...................................................      356,153
Bank overdraft...................................................       92,080
Due to shareholder service agent.................................       68,874
Deferred Trustees' compensation..................................       12,769
Accrued expenses.................................................      171,928
                                                                  ------------
  Total Liabilities..............................................   17,684,987
                                                                  ------------
NET ASSETS, equivalent to $11.18 per share for Class A and Class
B shares, and $11.17 per share for Class C shares................ $781,310,726
                                                                  ============
NET ASSETS WERE COMPRISED OF
Shares of beneficial interest, at par; 46,185,017 Class A,
 20,927,094 Class B, and 2,789,400 Class C shares outstanding.... $    699,015
Capital surplus..................................................  775,046,087
Accumulated net realized loss on securities......................  (31,216,640)
Net unrealized appreciation of securities........................   36,755,483
Undistributed net investment income..............................       26,781
                                                                  ------------
NET ASSETS....................................................... $781,310,726
                                                                  ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended November 30, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest........................................................... $54,510,588
                                                                    -----------
EXPENSES
Management fees....................................................   3,906,255
Shareholder service agent's fees and expenses......................     767,467
Accounting services................................................     158,098
Service fees--Class A..............................................   1,172,671
Distribution and service fees--Class B.............................   2,037,581
Distribution and service fees--Class C.............................     250,107
Trustees' fees and expenses........................................      25,934
Audit fees.........................................................      31,200
Custodian fees.....................................................      19,644
Legal fees.........................................................      13,725
Reports to shareholders............................................      63,025
Registration and filing fees.......................................     104,167
Miscellaneous......................................................      19,353
Management fee waiver (see Note 2).................................      (8,371)
                                                                    -----------
  Total expenses...................................................   8,560,856
                                                                    -----------
NET INVESTMENT INCOME..............................................  45,949,732
                                                                    ===========
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized loss on securities
 Investments.......................................................  (5,961,075)
 Futures contracts.................................................  (5,210,431)
Net unrealized appreciation of securities during the period
 Investments.......................................................  56,193,402
 Futures contracts.................................................     506,300
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  45,528,196
                                                                    ===========
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $91,477,928
                                                                    ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                     Year Ended November 30
                                                    --------------------------
                                                        1995          1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period.................... $585,718,311  $512,768,709
                                                    ------------  ------------
OPERATIONS
 Net investment income.............................   45,949,732    37,931,627
 Net realized loss on securities...................  (11,171,506)   (6,750,830)
 Net unrealized appreciation (depreciation) of
  securities during the period.....................   56,699,702   (31,271,797)
                                                    ------------  ------------
  Increase (decrease) in net assets resulting from
     operations....................................   91,477,928       (91,000)
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME
 Class A...........................................  (32,309,178)  (29,486,022)
 Class B...........................................  (12,327,837)   (8,334,914)
 Class C...........................................   (1,507,847)     (399,671)
                                                    ------------  ------------
                                                     (46,144,862)  (38,220,607)
                                                    ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
  Class A..........................................  128,111,398    98,704,070
  Class B..........................................   77,416,914    70,654,239
  Class C..........................................   16,851,852    15,954,972
                                                    ------------  ------------
                                                     222,380,164   185,313,281
                                                    ------------  ------------
 Proceeds from shares issued for distributions
  reinvested
  Class A..........................................   13,570,942    11,857,412
  Class B..........................................    5,256,068     3,702,608
  Class C..........................................      825,878       230,780
                                                    ------------  ------------
                                                      19,652,888    15,790,800
                                                    ------------  ------------
 Cost of shares redeemed
  Class A..........................................  (67,504,220)  (78,622,401)
  Class B..........................................  (20,990,727)  (10,751,774)
  Class C..........................................   (3,278,756)     (468,697)
                                                    ------------  ------------
                                                     (91,773,703)  (89,842,872)
                                                    ------------  ------------
  Increase in net assets resulting from capital
     transactions..................................  150,259,349   111,261,209
                                                    ------------  ------------
  INCREASE IN NET ASSETS...........................  195,592,415    72,949,602
                                                    ------------  ------------
NET ASSETS, end of period (including undistributed
 net investment income of $26,781 and $221,911).... $781,310,726  $585,718,311
                                                    ============  ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                     Class A
                                        --------------------------------------
                                              Year Ended November 30
                                        --------------------------------------
                                          1995    1994    1993    1992    1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period... $10.44  $11.19  $10.95  $10.78  $10.72
                                        ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................    .85     .87    .931     .93    .885
 Expenses..............................   (.11)   (.11) (.1178)  (.115)  (.115)
                                        ------  ------  ------  ------  ------
Net investment income..................    .74     .76   .8132    .815     .77
Net realized and unrealized gains or
 losses on securities..................  .7475   (.744)  .2303    .195     .13
                                        ------  ------  ------  ------  ------
Total from investment operations....... 1.4875    .016  1.0435    1.01     .90
                                        ------  ------  ------  ------  ------
DISTRIBUTIONS FROM NET INVESTMENT IN-
 COME.................................. (.7475)  (.766) (.8035)   (.84)   (.84)
                                        ------  ------  ------  ------  ------
Net asset value, end of period ........ $11.18  $10.44  $11.19  $10.95  $10.78
                                        ======  ======  ======  ======  ======
TOTAL RETURN (/1/)..................... 14.65%    .10%   9.65%   9.77%   8.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)... $516.3  $411.1  $408.0  $309.5  $225.3
Average net assets (millions).......... $472.4  $419.5  $357.8  $257.5  $220.5
Ratios to average net assets (/2/)
 Expenses..............................   .98%   1.02%   1.03%   1.07%   1.06%
 Expenses, without waiver..............   .98%      --      --      --      --
 Net investment income.................  6.81%   6.98%   7.13%   7.45%   7.20%
 Net investment income, without waiver.  6.81%      --      --      --      --
Portfolio turnover rate................    26%     33%     27%     24%     20%

(1) Total return does not consider the effect of sales charges.
(2) See Note 2.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                         Class B                             Class C
                          ----------------------------------------  --------------------------
                                                          July 20,                December 10,
                                                         1992(/2/)                   1993(/2/)
                           Year Ended November 30          through    Year Ended       through
                          --------------------------  November 30,  November 30,  November 30,
                             1995    1994  1993(/1/)     1992(/1/)          1995     1994(/1/)
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, begin-
 ning of period.........   $10.43  $11.18     $10.96        $11.08        $10.42        $11.29
                          -------  ------     ------        ------       -------        ------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment income......      .85     .87      .8905           .35           .85           .81
 Expenses...............     (.19)   (.19)    (.1986)         (.08)         (.19)         (.18)
                          -------  ------     ------        ------       -------        ------
Net investment income...      .66     .68      .6919           .27           .66           .63
Net realized and
 unrealized gains or
 losses on securities...    .7535   (.748)     .2476        (.1122)        .7535        (.8363)
                          -------  ------     ------        ------       -------        ------
Total from investment
 operations.............   1.4135   (.068)     .9395         .1578        1.4135        (.2063)
                          -------  ------     ------        ------       -------        ------
DISTRIBUTIONS FROM NET
 INVESTMENT INCOME......   (.6635)  (.682)    (.7195)       (.2778)       (.6635)       (.6637)
                          -------  ------     ------        ------       -------        ------
Net asset value, end of
 period.................   $11.18  $10.43     $11.18        $10.96        $11.17        $10.42
                          =======  ======     ======        ======        ======        ======
TOTAL RETURN (/3/)......   13.89%   (.76%)     8.84%         1.45%        13.79%        (1.80%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (millions)......   $233.9  $159.3     $104.8         $21.0         $31.1         $15.3
Average net assets
 (millions).............   $203.8  $133.6      $54.9         $13.4         $25.0          $6.7
Ratios to average net
 assets
 (annualized)(/4/)
 Expenses...............    1.73%   1.77%      1.77%         1.71%         1.72%         1.75%
 Expenses, without
  waiver................    1.73%     --         --            --          1.72%           --
 Net investment income..    6.03%   6.19%      6.15%         5.88%         5.98%         6.07%
 Net investment income,
  without waiver........    6.03%     --         --            --          5.98%           --
Portfolio turnover rate.      26%     33%        27%           24%           26%           33%

(1) Based on average month-end shares.
(2) Commencement of offering of sales.
(3) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales charges.
(4) See Note 2.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Tax-Exempt Trust--High Yield Municipal Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-Municipal bonds are valued at the most recently quoted bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers and an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
  The Fund's investments include lower rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 80% of the Fund's investment portfolio at the end of the period.
  Issuers of certain securities owned by the Fund may have obtained insurance guaranteeing their timely payment of principal at maturity and interest. The insurance reduces credit risk but not market risk of the security.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which a Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. ("The Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract increases the impact on net asset value of changes in the market price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains and losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required because the Fund has elected to be taxed as "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforwards of $30.9 million at November 30, 1995 may be utilized to offset future capital gains until expiration from 1996 through 2003. Approximately 21% of the capital loss carryforwards may expire in 1996. Additionally, approximately $280,000 of financial statement capital losses are deferred for tax purposes to the 1996 fiscal year.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Interest income is accrued daily.

--------------------------------------------------------------------------------

F. DIVIDENDS AND DISTRIBUTIONS-The Fund declares dividends from net investment income on each business day. The Fund intends to continue to invest principally in tax-exempt obligations sufficient in amount to qualify it to pay "exempt-interest dividends" as defined in the Internal Revenue Code.
  The Fund distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. DEBT DISCOUNT OR PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts and all premiums are amortized over the life of the security. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

H. WHEN-ISSUED SECURITIES-Delivery and payment for securities purchased on a when-issued basis may take place up to 45 days after the date of the transaction. The securities purchased are subject to market fluctuation during this period. To meet the payment obligations, sufficient cash or liquid securities equal to the amount that will be due are set aside with the custodian.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as the investment manager of the Fund. Management fees are paid monthly, based on the aggregate average daily net assets of the Fund at an annual rate of .60% of the first $300 million of the average daily net assets,
 .55% of the next $300 million, and .50% of the amount in excess of $600 million. The Adviser has voluntarily agreed to waive all management fees in excess of .5518% of the Fund's average daily net assets from October 1, 1995 through December 31, 1996.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. For the period these charges included $15,590 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services. These services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period such fees aggregated $648,335.
  The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corporation (the "Retail Dealer"), both affiliates of the Adviser, received $399,162 and $173,684, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution plans, each class of shares pays up to .25% per annum of its average daily net assets to reimburse the Distributor for expenses and service fees incurred. Class B and Class C shares pay an additional distribution fee of up to .75% per annum of their average net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses by the Distributor under the Class B and Class C plans aggregated approximately $8.7 million and $161,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $9,988 were for services rendered by O'Melveny & Myers, counsel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer, and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $313,084,052 and $174,290,201, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period, was $733,359,754. Net unrealized appreciation of investments aggregated $36,749,983, gross unrealized appreciation of investments aggregated $41,055,004, and gross unrealized depreciation of investments aggregated $4,305,021.

--------------------------------------------------------------------------------
  During the period, the cost of purchases and proceeds from sales of investments resulting from transactions between the Fund and other investment companies advised by the Adviser were $100,000 and $3,000,000, respectively.
  Such transactions were at current market prices on the dates of the transac-tions for cash payment against prompt delivery, with no brokerage commissions. The sales transactions did not result in a net realized gain or loss to the Fund.

NOTE 4--TRUSTEE COMPENSATION
Fund Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,562 plus a fee of $45 per day for the Board and Committee meetings attended. During the period, such fees aggregated $22,889.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of obligations under the Plan, by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred basis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of a higher distribution services fee and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of $.01 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                         Year Ended November 30
                                                         ----------------------
                                                               1995        1994
     ---------------------------------------------------------------------------
      Shares sold
       Class A.......................................... 11,754,020   9,122,951
       Class B..........................................  7,098,582   6,562,885
       Class C..........................................  1,551,140   1,487,816
                                                         ----------  ----------
                                                         20,403,742  17,173,652
                                                         ----------  ----------
      Shares issued for distributions reinvested
       Class A..........................................  1,242,463   1,092,261
       Class B..........................................    481,085     342,025
       Class C..........................................     75,559      21,563
                                                         ----------  ----------
                                                          1,799,107   1,455,849
                                                         ----------  ----------
      Shares redeemed
       Class A.......................................... (6,209,642) (7,290,648)
       Class B.......................................... (1,925,903)   (999,142)
       Class C..........................................   (303,107)    (43,571)
                                                         ----------  ----------
                                                         (8,438,652) (8,333,361)
                                                         ----------  ----------
      Increase in shares outstanding.................... 13,764,197  10,296,140
                                                         ==========  ==========

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On July 31, 1995, the reorganization became effective.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements



          Included in the Prospectus:
               Financial Highlights
          Included in the Statement of Additional Information:
               Report of Independent Accountants
               Financial Statements
               Notes to Financial Statements



     (b) Exhibits



         1.1         -- First Amended and Restated Agreement and Declaration of Trust.
         1.2         -- Certificate of Amendment.
         1.3         -- Certificate of Designation.
         2           -- Amended and Restated Bylaws.
         3           -- Inapplicable.
         4.1         -- Specimen Class A Share Certificate.
         4.2         -- Specimen Class B Share Certificate.
         4.3         -- Specimen Class C Share Certificate.
         5.1         -- Investment Advisory Agreement.
         5.2         -- Subadvisory Agreement.
         6.1         -- Underwriting Agreement.
         6.2         -- Form of Selling Group Agreement incorporated herein by reference
                        (Exhibit 6.2 to Form N-1A of Registrant, Registration No. 2-96030,
                        Post-Effective Amendment No. 9, filed on March 23, 1992.)
         6.3         -- Form of Selling Agreement for banks and bank affiliated broker/dealers incorporated herein by reference (Exhibit 6.3 to Form
                        N-1A of Registrant, Registration No. 2-96030, Post-Effective
                        Amendment No. 9, filed on March 23, 1992.)
         7           -- Inapplicable.
         8.1         -- Custodian Contract dated December 2, 1993 incorporated herein by reference (Exhibit 8 to Form N-1A of Van Kampen American Capital
                        Global Managed Assets Fund, Registration No. 33-74024. Post-Effective
                        Amendment No. 2, filed on May 6, 1995).
         8.2         -- Transfer Agency and Service Agreement.
         9           -- Data Access Services Agreement dated December 2, 1993 incorporated herein by reference (Exhibit 9.2 to Form N-1A of Van Kampen American
                        Capital Utilities Income Fund, Registration No. 33-68452,
                        Post-Effective Amendment No. 1, filed on May 19, 1994).
        10           -- Inapplicable for this filing.
        11.1         -- Consent of Independent Accountants.
        11.2         -- Consent of Trustees incorporated herein by reference (Exhibit 11.2 to
                        Form N-1A of Registrant, Registration No. 2-96030, Post Effective
                        Amendment No. 16, filed on July 17, 1995).
        12           -- Inapplicable.
        13           -- Investment Letter incorporated herein by reference (Exhibit 13 to
                        Form N-1A of Registrant, Registration No. 2-96030, Pre-Effective
                        Amendment No. 4, filed on December 6, 1985).
        14           -- Inapplicable.
        15.1         -- Class A Shares Distribution Plan.
        15.2         -- Class B Shares Distribution Plan.
        15.3         -- Class C Shares Distribution Plan.

        15.4         -- Form of Servicing Agreement incorporated herein by reference (Exhibit
                        15.4 to Form N-1A of Registrant, Registration No. 2-96030,
                        Post-Effective Amendment No. 16, filed on July 17, 1995).
        15.5         -- Form of Servicing Agreement for banks and bank affiliated broker/dealers incorporated herein by reference (Exhibit 15.5 to Form
                        N-1A of Registrant, Registration No. 2-96030, Post-Effective
                        Amendment No. 16, filed on July 17, 1995).
        16           -- Computation Measure for Performance Information.
        17.1         -- List of Certain Investment Companies in response to Item 29(a).
        17.2         -- List of Officers and Directors of Van Kampen American Capital
                        Distributors, Inc. in response to Item 29(b).
        18           -- Multiple Class Plan.
        19           -- Powers of Attorney incorporated herein by reference (Exhibit 19 to
                        Form N-1A of Registrant, Registration No. 2-96030, Post-Effective
                        Amendment No. 16, filed on July 17, 1995).
        27           -- Financial Data Schedules.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                              AS OF MARCH 22, 1996



                                                             NUMBER OF RECORD HOLDERS
                                                         ---------------------------------
                        TITLE OF CLASS                   CLASS A      CLASS B      CLASS C
        -----------------------------------------------  -------      -------      -------
        Shares of Beneficial Interest, $0.01 par value    16,149       8,900       1,101


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17.1 incorporated by reference herein.


     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17.2. Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



ITEM 31. MANAGEMENT SERVICES.


     There are no management related services contracts not discussed in Part A.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrants's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Van Kampen American Capital Tax-Exempt Trust, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace, and the State of Illinois, on the 28th day of March, 1996.


                                          VAN KAMPEN AMERICAN CAPITAL
                                            TAX-EXEMPT TRUST


                                          By:     /s/  RONALD A. NYBERG


                                            ------------------------------------

                                            Ronald A. Nyberg, Vice President and
                                                          Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on March 28, 1996:



                 SIGNATURES                                TITLE
---------------------------------------------   ----------------------------
Principal Executive Officer:
                 /s/  DON G. POWELL*            President and Trustee
---------------------------------------------
                Don G. Powell
Principal Financial Officer:
              /s/  EDWARD C. WOOD III           Vice President and Chief
---------------------------------------------     Financial Officer
             Edward C. Wood III
Trustees:
              /s/  J. MILES BRANAGAN*           Trustee
---------------------------------------------
              J. Miles Branagan
                                                Trustee
---------------------------------------------
             Linda Hutton Heagy
                 /s/  ROGER HILSMAN*            Trustee
---------------------------------------------
                Roger Hilsman
               /s/  R. CRAIG KENNEDY*           Trustee
---------------------------------------------
              R. Craig Kennedy
            /s/  DENNIS J. MCDONNELL*           Trustee
---------------------------------------------
             Dennis J. McDonnell
               /s/  DONALD C. MILLER*           Trustee
---------------------------------------------
              Donald C. Miller
                 /s/  JACK E. NELSON*           Trustee
---------------------------------------------
               Jack E. Nelson
             /s/  JEROME L. ROBINSON*           Trustee
---------------------------------------------
             Jerome L. Robinson
                /s/  FERNANDO SISTO*            Trustee
---------------------------------------------
               Fernando Sisto
               /s/  WAYNE W. WHALEN*            Trustee
---------------------------------------------
               Wayne W. Whalen
            /s/  WILLIAM S. WOODSIDE*           Trustee
---------------------------------------------
             William S. Woodside
------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney.
       /s/  RONALD A. NYBERG
---------------------------------------------
              Ronald A. Nyberg
              Attorney-in-Fact

                  VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST


               INDEX TO EXHIBITS TO AMENDMENT NO. 17 TO FORM N-1A


             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


                               ON MARCH 29, 1996



  EXHIBIT
    NO.                                  DESCRIPTION OF EXHIBIT
  -------                                ----------------------
    1.1    -- First Amended and Restated Agreement and Declaration of Trust.
    1.2    -- Certificate of Amendment.
    1.3    -- Certificate of Designation.
    2      -- Form of Amended and Restated Bylaws.
    4.1    -- Specimen Class A Share Certificate.
    4.2    -- Specimen Class B Share Certificate.
    4.3    -- Specimen Class C Share Certificate.
    5.1    -- Investment Advisory Agreement.
    5.2    -- Subadvisory Agreement.
    6.1    -- Underwriting Agreement.
    8.2    -- Transfer Agency and Service Agreement.
   11.1    -- Consent of Independent Accountants.
   15.1    -- Class A shares Distribution Plan.
   15.2    -- Class B shares Distribution Plan.
   15.3    -- Class C shares Distribution Plan.
   16      -- Computation Measure for Performance Information.
   17.1    -- List of Certain Investment Companies in Response to Item 29(a).
   17.2    -- List of Officers and Directors of Van Kampen American Capital Distributors,
              Inc. in Response to Item 29(b).
   18      -- Multiple Class Plan.
   27      -- Financial Data Schedules.